  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005
                                                 SECURITIES ACT FILE NO. 2-74288
                                       INVESTMENT COMPANY ACT FILE NO. 811-03275
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM N-1A

                             ----------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                        POST-EFFECTIVE AMENDMENT NO. 107                     [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                               AMENDMENT NO. 109                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                             ----------------------


                       SMITH BARNEY INVESTMENT FUNDS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             ----------------------

                125 BROAD STREET
               NEW YORK, NEW YORK                                    10004
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 451-2010

                             ----------------------


                               ROBERT I. FRENKEL
                       SMITH BARNEY INVESTMENT FUNDS INC.
                            300 FIRST STAMFORD PLACE
                               STAMFORD, CT 06902
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                           DIANNE E. O'DONNELL, ESQ.
                          WILLKIE FARR & GALLAGHER LLP
                               787 SEVENTH AVENUE
                         NEW YORK, NEW YORK 10019-6099

                             ----------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box):

    [ ]  immediately upon filing pursuant to paragraph(b)

    [X]  on April 29, 2005 pursuant to paragraph(b)

    [ ]  60 days after filing pursuant to paragraph(a)(1)

    [ ]  on [date] pursuant to paragraph(a)(1)

    [ ]  75 days after filing pursuant to paragraph(a)(2)

    [ ]  on [date] pursuant to paragraph(a)(2) of Rule 485

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                   PROSPECTUS

                                  SMITH BARNEY
                                   GOVERNMENT
                                   SECURITIES
                                      FUND

 Class A, B, C, Y and 1 Shares
 April 29, 2005

 The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

SMITH BARNEY GOVERNMENT
SECURITIES FUND


   CONTENTS


Investments, risks and performance.........................    2

More on the fund's investments.............................    8

Management.................................................   10

Choosing a class of shares to buy..........................   13

Comparing the fund's classes...............................   15

Sales charges..............................................   16

More about deferred sales charges..........................   22

Buying shares..............................................   23

Exchanging shares..........................................   25

Redeeming shares...........................................   26

Other things to know about share transactions..............   29

Dividends, distributions and taxes.........................   33

Share price................................................   35

Financial highlights.......................................   37


The fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.


1                                                      Smith Barney Mutual Funds

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current return.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities and mortgage-related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. Government or only by the credit of the issuer itself.

The fund may also enter into mortgage dollar roll transactions where the fund sells a mortgage-related security and simultaneously agrees to repurchase, at a future date, another mortgage-related security with the same interest rate and maturity date but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if the securities to be repurchased decline in value before the date of repurchase.

SELECTION PROCESS The manager focuses on identifying undervalued securities. Specifically, the manager:

- Monitors the spreads between U.S. Treasury and government agency or instrumentality issuers, and purchases agency and instrumentality issues that it believes will provide a yield advantage

- Determines sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook

- Uses research to identify sectors of the government and mortgage markets that are inefficiently priced, and adjusts portfolio positions to take advantage of new information

- Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Smith Barney Government Securities Fund                                        2

PRINCIPAL RISKS OF INVESTING IN THE FUND


Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:


- Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.

- Interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities.

- Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

- The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. Government are not guaranteed by the U.S. Government. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, this guarantee does not apply to losses resulting from declines in the market value of these securities.

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

- Are seeking income consistent with preservation of capital.

- Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities.

- Prefer to invest in U.S. Government securities rather than higher yielding corporate securities.

3                                                      Smith Barney Mutual Funds

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index, a sector-based index and peer group average. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, Y and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the reinvestment of distributions and dividends and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                         TOTAL RETURN -- CLASS B SHARES

[RISK BAR CHART]

95                                                                               13.87
96                                                                                1.42
97                                                                               10.82
98                                                                                7.44
99                                                                               -5.35
00                                                                               11.06
01                                                                                5.05
02                                                                                9.29
03                                                                                1.30
04                                                                                3.09

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS

(FOR PERIODS SHOWN IN THE BAR CHART)


Highest: 5.02% in 3rd quarter 1998



Lowest: (3.00%) in 1st quarter 1996



Year-to-date total return as of March 31, 2005 was (0.31%)


Smith Barney Government Securities Fund                                        4

                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)



                                                             SINCE     INCEPTION
                             1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
  Class B                                                              03/20/84
    Return Before Taxes      (1.40)%   5.73%      5.65%      6.94%
    Return After Taxes on
    Distributions(1)         (2.56)%   4.18%      3.73%       N/A
    Return After Taxes on
    Distributions and Sale
    of Fund Shares(1)        (0.92)%   3.95%      3.63%       N/A
  Other Classes (Return Before Taxes Only)
  Class A                    (1.07)%   5.49%      5.71%      5.54%     11/06/92
  Class C                     2.29%    5.99%      5.73%      5.13%     02/04/93
  Class Y                     4.09%    6.86%       n/a       5.77%     02/07/96
  Class 1                    (3.28)%    n/a        n/a       4.54%     09/19/00
  Lehman Brothers
  Government Bond Index(2)    3.48%    7.48%      7.46%       N/A        N/A
  Citigroup
  Treasury/Mortgage
  Index(3)                    4.27%    7.31%      7.49%       N/A        N/A
  Lipper General U.S.
  Government Peer Group
  Average(4)                  2.91%    6.10%      6.17%       N/A        N/A



(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, C, Y and 1 shares will vary.


(2) The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years.


(3) The Citigroup Treasury/Mortgage Index is a component of the Citigroup US Broad Investment-Grade (USBIG) Bond Index. It includes institutionally-traded fixed rate US Treasury securities and mortgages. Mortgages are comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.


(4) The Lipper General U.S. Government Peer Group Average is composed of the Fund's peer group of 181 mutual funds investing in U.S. Government Securities as of December 31, 2004.



It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.


5                                                      Smith Barney Mutual Funds

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.
                                SHAREHOLDER FEES

   (FEES PAID DIRECTLY FROM
       YOUR INVESTMENT)        CLASS A   CLASS B   CLASS C   CLASS Y   CLASS 1
  Maximum sales charge (load)
  imposed on purchases
  (as a % of offering price)   4.50%      None      None      None     6.75%
  Maximum deferred sales
  charge (load) (as a % of
  the lower of net asset
  value at purchase or
  redemption)                  None*     4.50%     1.00%      None      None

                         ANNUAL FUND OPERATING EXPENSES


    (EXPENSES DEDUCTED FROM
         FUND ASSETS)          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS 1
  Management fees              0.55%     0.55%     0.55%     0.55%     0.55%
  Distribution and service
    (12b-1) fees               0.25%     0.75%     0.70%      None      None
  Other expenses               0.18%     0.21%     0.19%     0.04%     0.29%
                                ----      ----      ----      ----      ----
  Total annual fund
    operating expenses         0.98%     1.51%     1.44%     0.59%     0.84%


* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance

- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses (before waivers and/or expense reimbursements, if any) remain the same

Smith Barney Government Securities Fund                                        6

                      NUMBER OF YEARS YOU OWN YOUR SHARES


                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class A (with or without redemption)           $545     $748     $  967     $1,597
  Class B (redemption at end of period)          $604     $777     $  924     $1,659*
  Class B (no redemption)                        $154     $477     $  824     $1,659*
  Class C (redemption at end of period)          $247     $456     $  787     $1,724
  Class C (no redemption)                        $147     $456     $  787     $1,724
  Class Y (with or without redemption)           $ 60     $189     $  329     $  738
  Class 1 (with or without redemption)           $755     $925     $1,109     $1,642


* Assumes conversion to Class A shares approximately eight years after purchase.

7                                                      Smith Barney Mutual Funds

   MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as interest rate futures and options on interest rate futures, for any of the following purposes:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates

- As a substitute for buying or selling securities

- As a cash flow management technique

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

IMPACT OF HIGH PORTFOLIO TURNOVER The fund may engage in active and frequent trading. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the fund's statement of additional information ("SAI").


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there

Smith Barney Government Securities Fund                                        8
are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

9                                                      Smith Barney Mutual Funds

   MANAGEMENT

MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup") Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Francis Mustaro and Mark Lindbloom are responsible for the day-to-day management of the fund's portfolio. Both individuals have been investment officers of the manager since 2002. Mr. Mustaro, a director of Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of the manager, is a senior portfolio manager specializing in the mortgage-backed and asset-backed sectors of the U.S. fixed income market and has been with CGM or its predecessor companies since 1989. Mr. Lindbloom, a managing director of SBAM, is a senior portfolio manager responsible for managing SBAM's Mortgage/Corporate Group and has been with CGM or its predecessor companies since 1986.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


The SAI provides additional information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.



MANAGEMENT FEE For its services, the manager received a fee during the fund's last fiscal year equal to 0.34% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.


Smith Barney Government Securities Fund                                       10

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to broker/dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.


RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.


In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM

11                                                     Smith Barney Mutual Funds
and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Smith Barney Government Securities Fund                                       12

   CHOOSING A CLASS OF SHARES TO BUY

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

- How much you plan to invest.

- How long you expect to own the shares.


- The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.


- Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

- Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").

- The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

13                                                     Smith Barney Mutual Funds

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                   INITIAL             ADDITIONAL
                                           CLASSES A,
                                              B, C         CLASS Y     ALL CLASSES
  General                                    $1,000      $15 million       $50

  IRAs, Self Employed Retirement Plans,
  Uniform Gifts or Transfers to Minor
  Accounts                                     $250      $15 million       $50

  Qualified Retirement Plans*                   $25      $15 million       $25

  Simple IRAs                                    $1              n/a        $1

  Monthly Systematic Investment Plans           $25              n/a       $25

  Quarterly Systematic Investment Plans         $50              n/a       $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

- the front-end sales charges that apply to the purchase of Class A shares

- the deferred sales charges that apply to the redemption of Class B and Class C shares

- who qualifies for lower sales charges on Class A shares

- who qualifies for a sales load waiver


Go to http://www.citigroupam.com and click on the name of the fund.


Smith Barney Government Securities Fund                                       14

   COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.


                  CLASS A           CLASS B           CLASS C           CLASS Y           CLASS 1
KEY FEATURES  - Initial sales   - No initial      - No initial      - No initial or   - Only available
                charge          sales charge      sales charge        deferred sales    to eligible
              - You may         - Deferred sales  - Deferred sales    charge            Class 1
              qualify for         charge            charge for      - Must invest at    shareholders
                reduction or      declines over     only 1 year       least $15       - Higher initial
                waiver of         time            - Does not          million           sales charge
                initial sales   - Converts to       convert to      - Lower annual    - You may
                charge            Class A after     Class A           expenses than   qualify for
              - Lower annual      8 years         - Higher annual     the other         reduction of
                expenses than   - Higher annual     expenses than     classes           initial sales
                Class B and       expenses than     Class A                             charge
                Class C           Class A                                             - Lower annual
                                                                                        expenses than
                                                                                        Class A, B and
                                                                                        C
------------------------------------------------------------------------------------------------------
INITIAL       Up to 4.50%;      None              None              None              Up to 6.75%;
SALES CHARGE    reduced for                                                             reduced for
                large                                                                   larger
                purchases and                                                           purchases
                waived for
                certain
                investors; no
                charge for
                purchases of
                $500,000 or
                more
------------------------------------------------------------------------------------------------------
DEFERRED      1.00% on          Up to 4.50%       1.00% if you      None              None
SALES CHARGE    purchases of      charged when      redeem within
                $500,000 or       you redeem        1 year of
                more if you       shares. The       purchase
                redeem within     charge is
                1 year of         reduced over
                purchase          time and there
                                  is no deferred
                                  sales charge
                                  after 5 years
------------------------------------------------------------------------------------------------------
ANNUAL        0.25% of average  0.75% of average  0.70% of average  None              None
DISTRIBUTION    daily net         daily net         daily net
AND SERVICE     assets            assets            assets
FEES
------------------------------------------------------------------------------------------------------
EXCHANGE      Class A shares    Class B shares    Class C shares    Class Y shares    Class 1 Shares
PRIVILEGE*      of most Smith     of most Smith     of most Smith     of most Smith     of Smith
                Barney funds      Barney funds.     Barney funds      Barney funds      Barney funds
                                                                                        that offer
                                                                                        Class 1 shares
                                                                                        and Class A
                                                                                        shares of
                                                                                        certain other
                                                                                        Smith Barney
                                                                                        funds


------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

15                                                     Smith Barney Mutual Funds

   SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                                                 BROKER/DEALER
                                  SALES CHARGE AS A % OF:          COMMISSION
                                OFFERING        NET AMOUNT         AS A % OF
      AMOUNT OF PURCHASE        PRICE (%)      INVESTED (%)      OFFERING PRICE

Less than $25,000                 4.50             4.71              4.05
$25,000 but less than $50,000     4.00             4.17              3.60

$50,000 but less than $100,000    3.50             3.63              3.15
$100,000 but less than
$250,000                          2.50             2.56              2.25

$250,000 but less than
$500,000                          1.50             1.52              1.35
$500,000 or more                   -0-             -0-            up to 1.00*

------------------------------------------------------------------------------


* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


Smith Barney Government Securities Fund                                       16

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.


Accumulation Privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:



- you; or



- your spouse and children under the age of 21; and



that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.



Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. -- Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-


17                                                     Smith Barney Mutual Funds

Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.



If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.



Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.



Letter of Intent -- lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by



- you; or



- your spouse and children under the age of 21



are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.



If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.



Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB


Smith Barney Government Securities Fund                                       18

Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. -- Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.



If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

- Employees of NASD members


- Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with CGM


- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.citigroupam.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

    YEAR AFTER PURCHASE      1ST  2ND  3RD  4TH  5TH  6TH THROUGH 8TH
Deferred sales charge        4.5%   4%   3%   2%   1%       0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also

19                                                     Smith Barney Mutual Funds
receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                        SHARES ISSUED:          SHARES ISSUED:
SHARES ISSUED:          ON REINVESTMENT OF      UPON EXCHANGE FROM
AT INITIAL              DIVIDENDS AND           ANOTHER SMITH BARNEY
PURCHASE                DISTRIBUTIONS           FUND
Eight years after the   In same proportion as   On the date the shares
date of purchase        the number of Class B   originally acquired
                        shares converting is    would have converted
                        to total Class B        into Class A shares
                        shares you own
                        (excluding shares
                        issued as a dividend)

CLASS C SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares held by their clients.

CLASS Y SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney Government Securities Fund                                       20

CLASS 1 SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

                                                     SALES
                                    SALES CHARGE     CHARGE     BROKER/DEALER
                                      AS % OF       AS % OF       COMMISSION
                                      OFFERING     NET AMOUNT     AS A % OF
       AMOUNT OF INVESTMENT            PRICE        INVESTED    OFFERING PRICE

Less than $25,000                       6.75          7.24           6.00

$25,000 but less than $50,000           5.75          6.10           5.00

$50,000 but less than $100,000          4.25          4.44           3.50

$100,000 but less than $250,000         3.50          3.63           2.75

$250,000 but less than $500,000         2.50          2.56           2.00

$500,000 but less than $1,000,000       2.00          2.04           1.60

$1,000,000 but less than
$2,500,000                              1.00          1.01           0.75

$2,500,000 but less than
$5,000,000                              0.50          0.50           0.40

$5,000,000 or more                      0.25          0.25           0.20

21                                                     Smith Barney Mutual Funds

   MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

- Shares exchanged for shares of another Smith Barney fund

- Shares representing reinvested distributions and dividends

- Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

- On payments made through certain systematic withdrawal plans

- On certain distributions from a retirement plan

- For involuntary redemptions of small account balances

- For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.citigroupam.com and click on the name of the fund.


Smith Barney Government Securities Fund                                       22

   BUYING SHARES


           Through a   You should contact your Service Agent to open
       Service Agent   a brokerage account and make arrangements to
                       buy shares.

                       If you do not provide the following
                       information, your order will be rejected:

                       - Class of shares being bought
                       - Dollar amount or number of shares being bought

                       Your Service Agent may charge an annual
                       account maintenance fee.
--------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other
                fund   investors who are clients of certain Service
                       Agents are eligible to buy shares directly
                       from the fund.

                       - Write the fund at the following address:
                            SMITH BARNEY INVESTMENT FUNDS INC.
                            SMITH BARNEY GOVERNMENT SECURITIES FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC INC.
                            P.O. BOX 9699
                            PROVIDENCE, RI 02940-9699
                       - Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                       - For more information, please call Smith
                       Barney Mutual Funds Shareholder Services at
                         1-800-451-2010.

23                                                     Smith Barney Mutual Funds

           Through a   You may authorize a Service Agent or the
          systematic   applicable sub-transfer agent to transfer
     investment plan   funds automatically from (i) a regular bank
                       account, (ii) cash held in a brokerage
                       account opened with a Service Agent or (iii)
                       certain money market funds, in order to buy
                       shares on a regular basis.
                       - Amounts transferred should be at least $25
                         monthly or $50 quarterly.
                       - If you do not have sufficient funds in your
                         account on a transfer date, your Service
                         Agent or the applicable sub-transfer agent
                         may charge you a fee.
                       For more information, contact your Service
                       Agent or the transfer agent or consult the
                       SAI.

Smith Barney Government Securities Fund                                       24

   EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to
       a distinctive   exchange into other Smith Barney funds. Be
     family of funds   sure to read the prospectus of the Smith
    tailored to help   Barney fund into which you are exchanging. An
    meet the varying   exchange is a taxable transaction.
       needs of both
     large and small   - You may exchange shares only for shares of
           investors   the same class of another Smith Barney fund.
                         Not all Smith Barney funds offer all
                         classes.
                       - Not all Smith Barney funds may be offered
                       in your state of residence. Contact your
                         Service Agent or the transfer agent for
                         further information.
                       - Exchanges of Class A, Class B, Class C and
                       Class 1 shares are subject to minimum
                         investment requirements (except for
                         systematic investment plan exchanges), and
                         all shares are subject to the other
                         requirements of the fund into which
                         exchanges are made. Your shares will not be
                         subject to an initial sales charge at the
                         time of the exchange.
                       - If you hold share certificates, the
                       applicable sub-transfer agent must receive
                         the certificates endorsed for transfer or
                         with signed stock powers (documents
                         transferring ownership of certificates)
                         before the exchange is effective.
                       - The fund may suspend or terminate your
                         exchange privilege if you engage in an
                         excessive pattern of exchanges.
--------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial
    additional sales   sales charge at the time of the exchange.
             charges
                       Your deferred sales charge (if any) will
                       continue to be measured from the date of your
                       original purchase of shares subject to a
                       deferred sales charge. If the fund into which
                       you exchange has a higher deferred sales
                       charge, you will be subject to that charge.
                       If you exchange at any time into a fund with
                       a lower charge, the sales charge will not be
                       reduced.

25                                                     Smith Barney Mutual Funds

        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to
                       exchange shares through the fund. You must
                       complete an authorization form to authorize
                       telephone transfers. If eligible, you may
                       make telephone exchanges on any day the New
                       York Stock Exchange ("NYSE") is open. For
                       clients of a PFS Investments Inc. Registered
                       Representative, call Primerica Shareholder
                       Services at 1-800-544-5445 between 8:00 a.m.
                       and 8:00 p.m. (Eastern time). All other
                       shareholders should call Smith Barney Mutual
                       Funds Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time). Requests received after the close of
                       regular trading on the NYSE are priced at the
                       net asset value next determined.
                       You can make telephone exchanges only between
                       accounts that have identical registrations.
--------------------------------------------------------------------
             By mail   If you do not have a brokerage account,
                       contact your Service Agent or write to the
                       applicable sub-transfer agent at the address
                       on the following page.

   REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares
                       of the fund.



                       If you hold share certificates, the
                       applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.



                       If the shares are held by a fiduciary or corporation, other documents may be required.



                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

Smith Barney Government Securities Fund                                       26





                       If you have a brokerage account with a
                       Service Agent, your redemption proceeds will
                       be placed in your account and not reinvested
                       without your specific instruction. In other
                       cases, unless you direct otherwise, your
                       redemption proceeds will be paid by check
                       mailed to your address of record.
--------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send
                       written requests to the fund at the
                       applicable address:



                       For clients of a PFS Investments Inc.
                       Registered Representative, write Primerica
                       Shareholder Services at the following
                       address:
                            PRIMERICA SHAREHOLDER SERVICES
                            P.O. BOX 9662
                            PROVIDENCE, RI 02940-9662



                       For all other investors, send your request to PFPC Inc. at the following address:
                            SMITH BARNEY INVESTMENT FUNDS INC.
                            SMITH BARNEY GOVERNMENT SECURITIES FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC INC.
                            P.O. BOX 9699
                            PROVIDENCE, RI 02940-9699

                       Your written request must provide the
                       following:
                       - The name of the fund and your account
                       number
                       - The class of shares and the dollar amount
                       or number of shares to be redeemed
                       - Signatures of each owner exactly as the
                       account is registered
--------------------------------------------------------------------


27                                                     Smith Barney Mutual Funds

        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to redeem
                       shares (except those held in certain
                       retirement plans) in amounts up to $50,000
                       per day through the fund. You must complete
                       an authorization form to authorize telephone
                       redemptions. If eligible, you may request
                       redemptions by telephone on any day the NYSE
                       is open. For clients of a PFS Investments
                       Inc. Registered Representative, call
                       Primerica Shareholder Services at
                       1-800-544-5445 between 8:00 a.m. and 8:00
                       p.m. (Eastern time). All other shareholders
                       should call Smith Barney Mutual Funds
                       Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time). Requests received after the close of
                       regular trading on the NYSE are priced at the
                       net asset value next determined.
                       Your redemption proceeds can be sent by check
                       to your address of record or by wire or
                       electronic transfer (ACH) to a bank account
                       designated on your authorization form. You
                       must submit a new authorization form to
                       change the bank account designated to receive
                       wire or electronic transfers and you may be
                       asked to provide certain other documents. A
                       sub-transfer agent may charge a fee on a wire
                       or an electronic transfer (ACH).
--------------------------------------------------------------------
      Automatic cash   You can arrange for the automatic redemption
    withdrawal plans   of a portion of your shares on a monthly or
                       quarterly basis. To qualify you must own
                       shares of the fund with a value of at least
                       $10,000 ($5,000 for retirement plan accounts)
                       and each automatic redemption must be at
                       least $50. If your shares are subject to a
                       deferred sales charge, the sales charge will
                       be waived if your automatic payments do not
                       exceed 1.00% per month of the value of your
                       shares subject to a deferred sales charge.



                       The following conditions apply:



                       - Your shares must not be represented by certificates
                       - All dividends and distributions must be reinvested
                       For more information, contact your Service
                       Agent or consult the SAI.

Smith Barney Government Securities Fund                                       28

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

- Name of the fund

- Your account number

- Class of shares being bought, exchanged or redeemed

- Dollar amount or number of shares being bought, exchanged or redeemed

- Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

- Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the applicable sub-transfer agent

- Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

- Changed your account registration

- Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

- Suspend the offering of shares

- Waive or change minimum and additional investment amounts

- Reject any purchase or exchange order

29                                                     Smith Barney Mutual Funds

- Change, revoke or suspend the exchange privilege

- Suspend telephone transactions

- Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances upon prior notice to shareholders and prospective investors.

For more information contact your Service Agent or the transfer agent or consult the SAI.


FREQUENT PURCHASES AND SALES OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund's long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of


Smith Barney Government Securities Fund                                       30
the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., of which the fund is a series, has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market-timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of

31                                                     Smith Barney Mutual Funds
information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Smith Barney Government Securities Fund                                       32

   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends from its net investment income monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table describes the tax consequences of certain transactions related to the fund.

           TRANSACTION                    FEDERAL TAX STATUS

Redemption or exchange of shares   Usually capital gain or loss;
                                   long-term only if shares owned
                                   more than one year
Long-term capital gain             Long-term capital gain
distributions

Dividends                          Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required

33                                                     Smith Barney Mutual Funds
certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Smith Barney Government Securities Fund                                       34

   SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if

35                                                     Smith Barney Mutual Funds
it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

Smith Barney Government Securities Fund                                       36

   FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).



                      FOR A CLASS 1 SHARE OF CAPITAL STOCK

              OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:


        CLASS 1 SHARES(1)              2004        2003        2002        2001      2000(2)
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $ 9.89      $10.08      $ 9.53      $ 9.47      $ 9.17
---------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.34        0.33        0.39        0.44        0.12
  Net realized and unrealized
    gain (loss)                         0.02       (0.14)       0.54        0.09        0.38
---------------------------------------------------------------------------------------------
Total income from operations            0.36        0.19        0.93        0.53        0.50
---------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                (0.38)      (0.38)      (0.38)      (0.45)      (0.20)
  Return of capital                    (0.00)*        --          --       (0.02)         --
---------------------------------------------------------------------------------------------
Total dividends                        (0.38)      (0.38)      (0.38)      (0.47)      (0.20)
---------------------------------------------------------------------------------------------
Net asset value, end of period        $ 9.87      $ 9.89      $10.08      $ 9.53      $ 9.47
---------------------------------------------------------------------------------------------
Total return(3)                         3.76%       1.95%      10.00%       5.74%       5.47%++
---------------------------------------------------------------------------------------------
Net assets, end of period
  (millions)                          $   96      $  108      $  120      $  117      $  127
---------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              0.82%(4)    0.81%       0.85%       0.85%       0.58%+
  Net investment income                 3.45        3.34        4.01        4.62        6.09+
---------------------------------------------------------------------------------------------
Portfolio turnover rate                  138%(5)     148%(5)     280%        447%        280%
---------------------------------------------------------------------------------------------


37                                                     Smith Barney Mutual Funds

(1) Per share amounts have been calculated using the monthly average shares method.


(2) For the period September 12, 2000 (inception date) to December 31, 2000.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(4) The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.84%.


(5) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.


( *) Amount represents less than $0.01 per share.


( ++) Total return is not annualized, as it may not be representative of the total return for the year.


( +) Annualized.


Smith Barney Government Securities Fund                                       38

                      FOR A CLASS A SHARE OF CAPITAL STOCK
              OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:


        CLASS A SHARES(1)              2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                                $ 9.88      $10.07      $ 9.52      $ 9.45      $ 8.99
---------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.33        0.32        0.38        0.43        0.55
  Net realized and unrealized
    gain (loss)                         0.02       (0.14)       0.54        0.09        0.46
---------------------------------------------------------------------------------------------
Total income from operations            0.35        0.18        0.92        0.52        1.01
---------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                (0.37)      (0.37)      (0.37)      (0.45)      (0.55)
  Return of capital                    (0.00)*        --          --          --          --
---------------------------------------------------------------------------------------------
Total dividends                        (0.37)      (0.37)      (0.37)      (0.45)      (0.55)
---------------------------------------------------------------------------------------------
Net asset value, end of year          $ 9.86      $ 9.88      $10.07      $ 9.52      $ 9.45
---------------------------------------------------------------------------------------------
Total return(2)                         3.63%       1.83%       9.88%       5.60%      11.65%
---------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $  358      $  378      $  395      $  334      $  331
---------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              0.97%(3)    0.95%       0.91%       0.96%       0.92%
  Net investment income                 3.30        3.19        3.91        4.50        6.12
---------------------------------------------------------------------------------------------
Portfolio turnover rate                  138%(4)     148%(4)     280%        447%        280%
---------------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(3) The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.98%.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.


( *) Amount represents less than $0.01 per share.


39                                                     Smith Barney Mutual Funds

                      FOR A CLASS B SHARE OF CAPITAL STOCK
              OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:


        CLASS B SHARES(1)              2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                                $ 9.89      $10.08      $ 9.53      $ 9.46      $ 9.00
---------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.27        0.27        0.33        0.37        0.50
  Net realized and unrealized
    gain (loss)                         0.03       (0.14)       0.54        0.10        0.46
---------------------------------------------------------------------------------------------
Total income from operations            0.30        0.13        0.87        0.47        0.96
---------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                (0.32)      (0.32)      (0.32)      (0.40)      (0.50)
  Return of capital                    (0.00)*        --          --          --          --
---------------------------------------------------------------------------------------------
Total dividends                        (0.32)      (0.32)      (0.32)      (0.40)      (0.50)
---------------------------------------------------------------------------------------------
Net asset value, end of year          $ 9.87      $ 9.89      $10.08      $ 9.53      $ 9.46
---------------------------------------------------------------------------------------------
Total return(2)                         3.09%       1.30%       9.29%       5.05%      11.06%
---------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $  103      $  122      $  132      $   78      $   61
---------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              1.50%(3)    1.51%       1.42%       1.48%       1.44%
  Net investment income                 2.77        2.64        3.41        3.94        5.62
---------------------------------------------------------------------------------------------
Portfolio turnover rate                  138%(4)     148%(4)     280%        447%        280%
---------------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(3) The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.51%.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.


( *) Amount represents less than $0.01 per share.


Smith Barney Government Securities Fund                                       40

                      FOR A CLASS C SHARE OF CAPITAL STOCK
              OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:


      CLASS C SHARES(1)(2)             2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                                $ 9.88      $10.08      $ 9.53      $ 9.45      $ 8.99
---------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.28        0.28        0.34        0.38        0.51
  Net realized and unrealized
    gain (loss)                         0.04       (0.15)       0.54        0.10        0.46
---------------------------------------------------------------------------------------------
Total income from operations            0.32        0.13        0.88        0.48        0.97
---------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                (0.33)      (0.33)      (0.33)      (0.40)      (0.51)
  Return of capital                    (0.00)*        --          --          --          --
---------------------------------------------------------------------------------------------
Total dividends                        (0.33)      (0.33)      (0.33)      (0.40)      (0.51)
---------------------------------------------------------------------------------------------
Net asset value, end of year          $ 9.87      $ 9.88      $10.08      $ 9.53      $ 9.45
---------------------------------------------------------------------------------------------
Total return(3)                         3.29%       1.29%       9.39%       5.22%      11.10%
---------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $   17      $   25      $   32      $   17      $    8
---------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              1.42%(4)    1.41%       1.39%       1.42%       1.37%
  Net investment income                 2.84        2.75        3.45        3.95        5.67
---------------------------------------------------------------------------------------------
Portfolio turnover rate                  138%(5)     148%(5)     280%        447%        280%
---------------------------------------------------------------------------------------------



(1) On April 29, 2004, Class L shares were renamed as Class C shares.


(2) Per share amounts have been calculated using the monthly average shares method.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(4) The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.44%.


(5) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.


( *) Amount represents less than $0.01 per share.


41                                                     Smith Barney Mutual Funds

                FOR A CLASS Y SHARE OF CAPITAL STOCK OUTSTANDING
                    THROUGHOUT EACH YEAR ENDED DECEMBER 31:


        CLASS Y SHARES(1)              2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                                $ 9.89      $10.08      $ 9.53      $ 9.45      $ 8.99
---------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.36        0.36        0.41        0.47        0.59
  Net realized and unrealized
    gain (loss)                         0.04       (0.14)       0.55        0.09        0.45
---------------------------------------------------------------------------------------------
Total income from operations            0.40        0.22        0.96        0.56        1.04
---------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                (0.41)      (0.41)      (0.41)      (0.48)      (0.58)
  Return of capital                    (0.00)*        --          --          --          --
---------------------------------------------------------------------------------------------
Total dividends                        (0.41)      (0.41)      (0.41)      (0.48)      (0.58)
---------------------------------------------------------------------------------------------
Net asset value, end of year          $ 9.88      $ 9.89      $10.08      $ 9.53      $ 9.45
---------------------------------------------------------------------------------------------
Total return(2)                         4.09%       2.17%      10.25%       6.07%      12.02%
---------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $  220      $  231      $  130      $  147      $  229
---------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              0.57%(3)    0.57%       0.58%       0.60%       0.58%
  Net investment income                 3.70        3.54        4.25        4.94        6.47
---------------------------------------------------------------------------------------------
Portfolio turnover rate                  138%(4)     148%(4)     280%        447%        280%
---------------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(3) The manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.59%.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 292% and 328% for the years ended December 31, 2004 and 2003, respectively.


( *) Amount represents less than $0.01 per share.


Smith Barney Government Securities Fund                                       42

                      (This page intentionally left blank)

43                                                     Smith Barney Mutual Funds

                      (This page intentionally left blank)

Smith Barney Government Securities Fund                                       44

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY
GOVERNMENT
SECURITIES FUND


A SERIES OF
SMITH BARNEY INVESTMENT FUNDS INC.



You may visit the fund's website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information ("SAI") or an Annual or Semi-Annual Report, or to request other information.


SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@ SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-03275)                                                   SB-1Q 4/05
FD0234 4/05                                                              PFS0118

                                   PROSPECTUS

                                  SMITH BARNEY
                                INVESTMENT GRADE
                                   BOND FUND

  Class A, B, C and Y Shares
  April 29, 2005

 The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

SMITH BARNEY

INVESTMENT GRADE BOND FUND


   CONTENTS



Investments, risks and performance.........................    2

More on the fund's investments.............................    8

Management.................................................   10

Choosing a class of shares to buy..........................   13

Comparing the fund's classes...............................   15

Sales charges..............................................   16

More about deferred sales charges..........................   21

Buying shares..............................................   22

Exchanging shares..........................................   24

Redeeming shares...........................................   25

Other things to know about share transactions..............   28

Dividends, distributions and taxes.........................   32

Share price................................................   34

Financial highlights.......................................   36


The fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

1                                                      Smith Barney Mutual Funds

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment grade" fixed income securities and related investments. These are securities rated by a national recognized statistical ratings organization within one of the top four ratings categories, or, if unrated, judged by the manager to be of comparable credit quality. The fund also may invest in U.S. Government securities and U.S. dollar denominated fixed income securities of foreign issuers. The fund may invest in securities having any maturity.


SELECTION PROCESS The manager emphasizes individual bond selection while diversifying the fund's investments across a range of issues, industries and maturity dates. In selecting individual corporate bonds for investment, the manager:

- Uses fundamental credit analysis to estimate the relative value and attractiveness of various companies and bond issues

- Identifies undervalued corporate bond issues and avoids issues that may be subject to credit downgrades

- Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and interest rate outlook

The manager monitors the fund's portfolio and makes ongoing adjustments based on the relative values or maturities of individual corporate bonds or changes in the creditworthiness or overall investment merits of an issue.

Smith Barney Investment Grade Bond Fund                                        2

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded.

- Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's portfolio. The fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities.

- The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

- Are seeking a high level of current income consistent with investing in investment grade, long-term corporate bonds.

- Wish to diversify your investment portfolio by adding an investment in corporate bonds.

- Are willing to accept the risks of investing in the corporate bond market, including credit risk and interest rate risk.

3                                                      Smith Barney Mutual Funds

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of broad-based securities market indices and a peer group average. The bar chart and the information below show performance of the fund's Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                         TOTAL RETURN -- CLASS B SHARES

[RISK BAR CHART]

95                                                                               34.63
96                                                                               -0.89
97                                                                               16.44
98                                                                                7.72
99                                                                               -9.44
00                                                                               10.73
01                                                                                9.17
02                                                                               11.88
03                                                                                4.65
04                                                                                5.94

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS

(FOR PERIODS SHOWN IN THE BAR CHART)


Highest: 12.34% in 2nd quarter 1995



Lowest: (7.56%) in 1st quarter 1996



Year-to-date total return as of March 31, 2005 was (4.98%)


Smith Barney Investment Grade Bond Fund                                        4

                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)


                                                           SINCE     INCEPTION
                           1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE

  Class B

  Return Before Taxes       1.45%    8.29%     8.55%      10.14%     01/04/82
  Return After Taxes
  on Distributions(1)      (0.41)%   6.20%     6.07%         N/A          N/A
  Return After Taxes on
  Distributions and
  Sale
  of Fund Shares(1)         1.26%    5.85%     5.87%         N/A          N/A

  Other Classes (Return Before Taxes Only)

  Class A                   1.67%    8.00%     8.60%       7.97%     11/06/92

  Class C                   4.87%    8.49%     8.61%       7.22%     02/26/93

  Class Y                   6.87%    9.38%       n/a       7.11%     02/07/96

  Lehman Index(2)           9.38%   10.61%     9.70%         N/A          N/A

  Citigroup Credit
    Index 10+(3)            9.72%   10.74%     9.75%         N/A          N/A

  Lipper Corporate Debt
    Funds A-Rated
    Average(4)              3.83%    6.57%     6.56%         N/A          N/A


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, C and Y shares will vary.
(2) The Lehman Brothers Long Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.
(3) The Citigroup Credit Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of 10 years or more that is compiled by an affiliate of the fund's manager.
(4) The Lipper Corporate Debt Funds A-Rated Average is composed of the fund's peer group of 200 mutual funds as of December
     31, 2004.


It is not possible to invest directly in the indexes. An index does not reflect deductions for fees, expenses or taxes.


5                                                      Smith Barney Mutual Funds

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

                                SHAREHOLDER FEES

   (FEES PAID DIRECTLY FROM YOUR
            INVESTMENT)             CLASS A   CLASS B   CLASS C   CLASS Y
  Maximum sales charge (load)
  imposed on purchases
  (as a % of offering price)        4.50%*     None      None      None

  Maximum deferred sales charge
  (load) (as a % of the lower of
  net asset value at purchase or
  redemption)                        None*     4.50%     1.00%     None

                         ANNUAL FUND OPERATING EXPENSES


  (EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS C   CLASS Y
  Management fees                        0.63%     0.63%     0.63%     0.63%

  Distribution and service (12b-1)
    fees                                 0.25%     0.75%     0.70%      None
  Other expenses                         0.18%     0.18%     0.25%     0.02%
                                         -----     -----     -----     -----

  Total annual fund operating expenses   1.06%     1.56%     1.58%     0.65%


* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance

- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Investment Grade Bond Fund                                        6

                      NUMBER OF YEARS YOU OWN YOUR SHARES


                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class A (with or without redemption)       $553     $772     $1,008     $1,686
  Class B (redemption at end of period)      $609     $793     $  950     $1,722*
  Class B (no redemption)                    $159     $493     $  850     $1,722*
  Class C (redemption at end of period)      $261     $499     $  860     $1,878
  Class C (no redemption)                    $161     $499     $  860     $1,878
  Class Y (with or without redemption)       $ 66     $208     $  362     $  810


* Assumes conversion to Class A shares approximately eight years after purchase.

7                                                      Smith Barney Mutual Funds

   MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use interest rate futures and options on interest rate futures, which are types of derivative contracts, for any of the following purposes:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates

- As a substitute for buying or selling securities

- As a cash flow management technique

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


FOREIGN SECURITIES The fund may invest in U.S. dollar denominated securities of foreign issuers. To the extent the fund invests in these securities, it carries additional risks. The value of your investment may decline if the U.S. and/or foreign fixed income markets decline or an adverse event, such as an unfavorable earnings report, depresses the value of a particular issuer's securities. Prices of foreign securities may decline because of foreign government actions, political instability or the more limited availability of accurate information about foreign companies.



DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the fund's statement of additional information ("SAI").


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there

Smith Barney Investment Grade Bond Fund                                        8
are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

9                                                      Smith Barney Mutual Funds

   MANAGEMENT

MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

David Torchia and Gerald Culmone are responsible for the day-to-day management of the fund's portfolio. Both individuals are investment officers of the manager. Mr. Torchia, a managing director of Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of the manager, is a senior portfolio manager responsible for directing investment policy and strategy for SBAM high quality U.S. fixed income portfolios and has been with CGM or its predecessor companies since 1990. Mr. Culmone is a vice president of SBAM and has been with CGM or its predecessor companies since 1996.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


The SAI provides additional information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.



MANAGEMENT FEE For its services, the manager received a fee during the fund's last fiscal year equal to 0.42% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.19% of the fund's average daily net assets.


Smith Barney Investment Grade Bond Fund                                       10

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to broker/dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors and other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.


RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the manager and other investment advisory companies; CTB, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.


In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with

11                                                     Smith Barney Mutual Funds

CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.


Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.


Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Smith Barney Investment Grade Bond Fund                                       12

   CHOOSING A CLASS OF SHARES TO BUY

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

- How much you plan to invest.

- How long you expect to own the shares.


- The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.


- Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

- Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").

- The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                  INITIAL              ADDITIONAL
                                       CLASSES A, B, C     CLASS Y     ALL CLASSES
  General                                $1,000          $15 million       $50
  IRAs, Self Employed Retirement
  Plans, Uniform Gifts or Transfers
  to Minor Accounts                       $250           $15 million       $50
  Qualified Retirement Plans*             $25            $15 million       $25
  Simple IRAs                              $1                    n/a        $1
  Monthly Systematic Investment Plans     $25                    n/a       $25
  Quarterly Systematic Investment
  Plans                                   $50                    n/a       $50

*Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

13                                                     Smith Barney Mutual Funds

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

- the front-end sales charges that apply to the purchase of Class A shares

- the deferred sales charges that apply to the redemption of Class B and Class C shares

- who qualifies for lower sales charges on Class A shares

- who qualifies for a sales load waiver


Go to http://www.citigroupam.com and click on the name of the fund.


Smith Barney Investment Grade Bond Fund                                       14

   COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

                           CLASS A           CLASS B           CLASS C           CLASS Y

KEY FEATURES           - Initial sales   - No initial      - No initial      - No initial or
                         charge            sales charge      sales charge      deferred sales
                       - You may         - Deferred sales  - Deferred sales    charge
                         qualify for       charge            charge for      - Must invest at
                         reduction or      declines over     only 1 year       least $15
                         waiver of         time            - Does not          million
                         initial sales   - Converts to       convert to      - Lower annual
                         charge            Class A after     Class A           expenses than
                       - Lower annual      8 years         - Higher annual     the other
                         expenses than   - Higher annual     expenses than     classes
                         Class B and       expenses than     Class A
                         Class C           Class A
---------------------------------------------------------------------------------------------

INITIAL SALES CHARGE     Up to 4.50%;      None              None              None
                         reduced for
                         large
                         purchases and
                         waived for
                         certain
                         investors; no
                         charge for
                         purchases of
                         $500,000 or
                         more
---------------------------------------------------------------------------------------------

DEFERRED SALES CHARGE    1.00% on          Up to 4.50%       1.00% if you      None
                         purchases of      charged when      redeem within
                         $500,000 or       you redeem        1 year of
                         more if you       shares. The       purchase
                         redeem within     charge is
                         1 year of         reduced over
                         purchase          time and there
                                           is no deferred
                                           sales charge
                                           after 5 years
---------------------------------------------------------------------------------------------

ANNUAL DISTRIBUTION      0.25% of          0.75% of          0.70% of          None
AND SERVICE FEES         average daily     average daily     average daily
                         net assets        net assets        net assets
---------------------------------------------------------------------------------------------

EXCHANGE PRIVILEGE*      Class A shares    Class B shares    Class C shares    Class Y shares
                         of most Smith     of most Smith     of most Smith     of most Smith
                         Barney funds      Barney funds.     Barney funds      Barney funds

------------------------------------------------------------------------------
*Ask your Service Agent for the Smith Barney funds available for exchange.

15                                                     Smith Barney Mutual Funds

   SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                                                   BROKER/DEALER
                                                                    COMMISSION
                                       SALES CHARGE AS A % OF:       AS A % OF
                                      OFFERING      NET AMOUNT       OFFERING
         AMOUNT OF PURCHASE           PRICE (%)    INVESTED (%)      PRICE (%)
Less than $25,000                       4.50           4.71            4.05
$25,000 but less than $50,000           4.00           4.17            3.60

$50,000 but less than $100,000          3.50           3.63            3.15
$100,000 but less than $250,000         2.50           2.56            2.25

$250,000 but less than $500,000         1.50           1.52            1.35
$500,000 or more                        0.00           0.00         up to 1.00*


*A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution


Smith Barney Investment Grade Bond Fund                                       16
and service fee starting immediately after purchase. Please contact your Service Agent for more information.


INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.


Accumulation privilege -- lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:



- you; or



- your spouse and children under the age of 21; and



that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.



Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New


17                                                     Smith Barney Mutual Funds

York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. -- Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.



If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.



Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.



Letter of intent -- lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by



- you; or



- your spouse and children under the age of 21



are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.



If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.



Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered


Smith Barney Investment Grade Bond Fund                                       18
with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. -- Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.



If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

- Employees of NASD members

- Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with CGM.

- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.citigroupam.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The

19                                                     Smith Barney Mutual Funds
deferred sales charge decreases as the number of years since your purchase payment increases.


     YEAR AFTER
      PURCHASE         1ST    2ND    3RD    4TH    5TH    6TH THROUGH 8TH
Deferred sales charge  4.5%     4%     3%     2%     1%          0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                       SHARES ISSUED:         SHARES ISSUED:
SHARES ISSUED:         ON REINVESTMENT OF     UPON EXCHANGE FROM
AT INITIAL             DIVIDENDS AND          ANOTHER SMITH BARNEY
PURCHASE               DISTRIBUTIONS          FUND

Eight years after the  In same proportion as  On the date the
date of purchase       the number of Class B  shares originally
                       shares converting is   acquired would have
                       to total Class B       converted into Class
                       shares you own         A shares
                       (excluding shares
                       issued as a dividend)

CLASS C SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares held by their clients.

CLASS Y SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney Investment Grade Bond Fund                                       20

   MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

- Shares exchanged for shares of another Smith Barney fund

- Shares representing reinvested distributions and dividends

- Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

- On payments made through certain systematic withdrawal plans

- On certain distributions from a retirement plan

- For involuntary redemptions of small account balances

- For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.citigroupam.com and click on the name of the fund.


21                                                     Smith Barney Mutual Funds

   BUYING SHARES


           Through a   You should contact your Service Agent to open
       Service Agent   a brokerage account and make arrangements to
                       buy shares.

                       If you do not provide the following
                       information, your order will be rejected:

                       - Class of shares being bought
                       - Dollar amount or number of shares being
                         bought

                       Your Service Agent may charge an annual
                       account maintenance fee.
--------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other
                fund   investors who are clients of certain Service
                       Agents are eligible to buy shares directly
                       from the fund.

                       - Write the fund at the following address:
                            SMITH BARNEY INVESTMENT FUNDS INC.
                            SMITH BARNEY INVESTMENT GRADE BOND FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC INC.
                            P.O. BOX 9699
                            PROVIDENCE, RI 02940-9699
                       - Enclose a check to pay for the shares. For
                          initial purchases, complete and send an
                          account application.
                       - For more information, please call Smith
                          Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Smith Barney Investment Grade Bond Fund                                       22

Through a systematic   You may authorize a Service Agent or the
     investment plan   applicable sub-transfer agent to transfer
                       funds automatically from (i) a regular bank
                       account, (ii) cash held in a brokerage
                       account opened with a Service Agent or (iii)
                       certain money market funds, in order to buy
                       shares on a regular basis.

                       - Amounts transferred should be at least $25
                         monthly or $50 quarterly.
                       - If you do not have sufficient funds in your
                         account on a transfer date, your Service
                         Agent or the applicable sub-transfer agent may charge you a fee.

                       For more information, contact your Service
                       Agent or the transfer agent or consult the SAI.

23                                                     Smith Barney Mutual Funds

   EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to
       a distinctive   exchange into other Smith Barney funds. Be
     family of funds   sure to read the prospectus of the Smith
    tailored to help   Barney fund into which you are exchanging. An
    meet the varying   exchange is a taxable transaction.
       needs of both
     large and small   - You may exchange shares only for shares of
           investors     the same class of another Smith Barney
                         fund. Not all Smith Barney funds offer all
                         classes.



                       - Not all Smith Barney funds may be offered
                         in your state of residence. Contact your Service Agent or the transfer agent for further information.



                       - Exchanges of Class A, Class B and Class C
                         shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.



                       - If you hold share certificates, the
                         applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.



                       - The fund may suspend or terminate your
                         exchange privilege if you engage in an
                         excessive pattern of exchanges.
--------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial
    additional sales   sales charge at the time of the exchange.
             charges
                       Your deferred sales charge (if any) will
                       continue to be measured from the date of your
                       original purchase of shares subject to a
                       deferred sales charge. If the fund into which
                       you exchange has a higher deferred sales
                       charge, you will be subject to that charge.
                       If you exchange at any time into a fund with
                       a lower charge, the sales charge will not be
                       reduced.

Smith Barney Investment Grade Bond Fund                                       24

        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to
                       exchange shares through the fund. You must
                       complete an authorization form to authorize
                       telephone transfers. If eligible, you may
                       make telephone exchanges on any day the New
                       York Stock Exchange ("NYSE") is open. For
                       clients of a PFS Investments Inc. Registered
                       Representative, call Primerica Shareholder
                       Services at 1-800-544-5445 between 8:00 a.m.
                       and 8:00 p.m. (Eastern time). All other
                       shareholders should call Smith Barney Mutual
                       Funds Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time). Requests received after the close of
                       regular trading on the NYSE are priced at the
                       net asset value next determined.

                       You can make telephone exchanges only between
                       accounts that have identical registrations.
--------------------------------------------------------------------
             By mail   If you do not have a brokerage account,
                       contact your Service Agent or write to the
                       applicable sub-transfer agent at the address
                       on the following page.

   REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares
                       of the fund.

                       If you hold share certificates, the
                       applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                       If the shares are held by a fiduciary or corporation, other documents may be required.

                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

25                                                     Smith Barney Mutual Funds

                       If you have a brokerage account with a
                       Service Agent, your redemption proceeds will
                       be placed in your account and not reinvested
                       without your specific instruction. In other
                       cases, unless you direct otherwise, your
                       redemption proceeds will be paid by check
                       mailed to your address of record.
--------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send
                       written requests to the fund at the
                       applicable address:

                       For clients of a PFS Investments Inc.
                       Registered Representative, write Primerica
                       Shareholder Services at the following
                       address:
                            PRIMERICA SHAREHOLDER SERVICES
                            P.O. BOX 9662
                            PROVIDENCE, RI 02940-9662

                       For all other investors, send your request to PFPC Inc. at the following address:
                            SMITH BARNEY INVESTMENT FUNDS INC.
                            SMITH BARNEY INVESTMENT GRADE BOND FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC INC.
                            P.O. BOX 9699
                            PROVIDENCE, RI 02940-9699



                       Your written request must provide the
                       following:

                       - The name of the fund and your account
                       number
                       - The class of shares and the dollar amount or number of shares to be redeemed
                       - Signatures of each owner exactly as the account is registered



--------------------------------------------------------------------
        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to redeem
                       shares (except those held in certain
                       retirement plans) in amounts up to $50,000
                       per day through the fund. You must complete
                       an authorization form to authorize telephone
                       redemptions. If eligible, you may request
                       redemptions by telephone on any day the NYSE
                       is open. For clients of a PFS Investments
                       Inc. Registered Representative, call
                       Primerica Shareholder Services at
                       1-800-544-5445 between 8:00 a.m. and 8:00
                       p.m. (Eastern time).

Smith Barney Investment Grade Bond Fund                                       26

                       All other shareholders should call Smith
                       Barney Mutual Funds Shareholder Services at
                       1-800-451-2010 between 9:00 a.m. and 4:00
                       p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                       Your redemption proceeds can be sent by check
                       to your address of record or by wire or
                       electronic transfer (ACH) to a bank account
                       designated on your authorization form. You
                       must submit a new authorization form to
                       change the bank account designated to receive
                       wire or electronic transfers and you may be
                       asked to provide certain other documents. A
                       sub-transfer agent may charge a fee on a wire
                       or an electronic transfer (ACH).
--------------------------------------------------------------------
      Automatic cash   You can arrange for the automatic redemption
    withdrawal plans   of a portion of your shares on a monthly or
                       quarterly basis. To qualify you must own
                       shares of the fund with a value of at least
                       $10,000 ($5,000 for retirement plan accounts)
                       and each automatic redemption must be at
                       least $50. If your shares are subject to a
                       deferred sales charge, the sales charge will
                       be waived if your automatic payments do not
                       exceed 1.00% per month of the value of your
                       shares subject to a deferred sales charge.



                       The following conditions apply:

                       - Your shares must not be represented by certificates
                       - All dividends and distributions must be reinvested

                       For more information, contact your Service
                       Agent or consult the SAI.

27                                                     Smith Barney Mutual Funds

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

- Name of the fund

- Your account number

- Class of shares being bought, exchanged or redeemed

- Dollar amount or number of shares being bought, exchanged or redeemed

- Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

- Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the applicable sub-transfer agent

- Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

- Changed your account registration

- Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

- Suspend the offering of shares

- Waive or change minimum and additional investment amounts

- Reject any purchase or exchange order

Smith Barney Investment Grade Bond Fund                                       28

- Change, revoke or suspend the exchange privilege

- Suspend telephone transactions

- Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances upon prior notice to shareholders and prospective investors.

For more information contact your Service Agent or the transfer agent or consult the SAI.


FREQUENT PURCHASES AND SALES OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund's long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the


29                                                     Smith Barney Mutual Funds
fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of Smith Barney Investment Funds Inc., of which this fund is a series, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of

Smith Barney Investment Grade Bond Fund                                       30
information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

31                                                     Smith Barney Mutual Funds

   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends from its net investment income monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events. The following table describes the tax consequences of certain transactions related to the fund.

           TRANSACTION                    FEDERAL TAX STATUS

Redemption or exchange of shares   Usually capital gain or loss;
                                   long-term only if shares owned
                                   more than one year
Long-term capital gain             Long-term capital gain
  distributions
Dividends                          Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

Smith Barney Investment Grade Bond Fund                                       32

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

33                                                     Smith Barney Mutual Funds

   SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Smith Barney Investment Grade Bond Fund                                       34

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

35                                                     Smith Barney Mutual Funds

   FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


                FOR A CLASS A SHARE OF CAPITAL STOCK OUTSTANDING
                    THROUGHOUT EACH YEAR ENDED DECEMBER 31:


CLASS A SHARES(1)                    2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                              $12.92       $12.88       $12.10       $11.73       $11.22
------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income               0.56         0.58         0.62         0.74(2)      0.73
  Net realized and unrealized
    gain                              0.25         0.08         0.83         0.37(2)      0.50
------------------------------------------------------------------------------------------------
Total income from operations          0.81         0.66         1.45         1.11         1.23
------------------------------------------------------------------------------------------------
Less dividends and distributions
  from:
  Net investment income              (0.62)       (0.60)       (0.64)       (0.74)       (0.72)
  Net realized gains                 (0.23)       (0.02)          --           --           --
  Return of capital                     --           --        (0.03)          --           --
------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.85)       (0.62)       (0.67)       (0.74)       (0.72)
------------------------------------------------------------------------------------------------
Net asset value, end of year        $12.88       $12.92       $12.88       $12.10       $11.73
------------------------------------------------------------------------------------------------
Total return(3)                       6.47%        5.22%       12.43%        9.70%       11.36%
------------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $438         $420         $384         $288         $218
------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            1.05%(4)     1.03%        1.03%        1.00%        1.03%
  Net investment income               4.37         4.45         5.06         6.10(2)      6.44
------------------------------------------------------------------------------------------------
Portfolio turnover rate                 43%          53%          52%          39%          77%
------------------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Effective January 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class A shares would have been $0.75, $0.36 and 6.15%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(4) The manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such voluntary fees were not waived, the actual expense ratio for Class A shares would have been 1.06%.


Smith Barney Investment Grade Bond Fund                                       36

                      FOR A CLASS B SHARE OF CAPITAL STOCK
              OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:


CLASS B SHARES(1)                    2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                              $12.89       $12.86       $12.08       $11.71       $11.21
------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income               0.50         0.51         0.56         0.67(2)      0.66
  Net realized and unrealized
    gain                              0.24         0.08         0.83         0.38(2)      0.50
------------------------------------------------------------------------------------------------
Total income from operations          0.74         0.59         1.39         1.05         1.16
------------------------------------------------------------------------------------------------
Less dividends and distributions
  from:
  Net investment income              (0.55)       (0.54)       (0.58)       (0.68)       (0.66)
  Net realized gains                 (0.23)       (0.02)          --           --           --
  Return of capital                     --           --        (0.03)          --           --
------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.78)       (0.56)       (0.61)       (0.68)       (0.66)
------------------------------------------------------------------------------------------------
Net asset value, end of year        $12.85       $12.89       $12.86       $12.08       $11.71
------------------------------------------------------------------------------------------------
Total return(3)                       5.94%        4.65%       11.88%        9.17%       10.73%
------------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $182         $208         $211         $161         $151
------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            1.55%(4)     1.52%        1.54%        1.51%        1.54%
  Net investment income               3.87         3.94         4.56         5.59(2)      5.93
------------------------------------------------------------------------------------------------
Portfolio turnover rate                 43%          53%          52%          39%          77%
------------------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Effective January 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class B shares would have been $0.68, $0.37 and 5.65%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(4) The manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such voluntary fees were not waived, the actual expense ratio for Class B shares would have been 1.56%.


37                                                     Smith Barney Mutual Funds

                      FOR A CLASS C SHARE OF CAPITAL STOCK
              OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:


CLASS C SHARES(1)(2)                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                              $12.87       $12.83       $12.06       $11.69       $11.19
------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income               0.49         0.52         0.56         0.68(3)      0.67
  Net realized and unrealized
    gain                              0.24         0.08         0.83         0.38(3)      0.50
------------------------------------------------------------------------------------------------
Total income from operations          0.73         0.60         1.39         1.06         1.17
------------------------------------------------------------------------------------------------
Less dividends and distributions
  from:
  Net investment income              (0.56)       (0.54)       (0.59)       (0.69)       (0.67)
  Net realized gains                 (0.23)       (0.02)          --           --           --
  Return of capital                     --           --        (0.03)          --           --
------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.79)       (0.56)       (0.62)       (0.69)       (0.67)
------------------------------------------------------------------------------------------------
Net asset value, end of year        $12.81       $12.87       $12.83       $12.06       $11.69
------------------------------------------------------------------------------------------------
Total return(4)                       5.86%        4.80%       11.91%        9.28%       10.81%
------------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                           $60          $54          $70          $39          $20
------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            1.57%(5)     1.44%        1.47%        1.41%        1.47%
  Net investment income               3.85         4.02         4.61         5.60(3)      6.00
------------------------------------------------------------------------------------------------
Portfolio turnover rate                 43%          53%          52%          39%          77%
------------------------------------------------------------------------------------------------



(1) On April 29, Class L shares were renamed as Class C shares.


(2) Per share amounts have been calculated using the monthly average shares method.


(3) Effective January 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class C shares would have been $0.69, $0.37 and 5.65%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(4) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(5) The manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would have been 1.58%.


Smith Barney Investment Grade Bond Fund                                       38

                FOR A CLASS Y SHARE OF CAPITAL STOCK OUTSTANDING
                    THROUGHOUT EACH YEAR ENDED DECEMBER 31,


CLASS Y SHARES(1)                    2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                              $12.91       $12.87       $12.09       $11.72       $11.22
------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income               0.62         0.63         0.67         0.78(2)      0.77
  Net realized and unrealized
    gain                              0.24         0.08         0.82         0.37(2)      0.49
------------------------------------------------------------------------------------------------
Total income from operations          0.86         0.71         1.49         1.15         1.26
------------------------------------------------------------------------------------------------
Less dividends and distributions
  from:
  Net investment income              (0.67)       (0.65)       (0.68)       (0.78)       (0.76)
  Net realized gains                 (0.23)       (0.02)          --           --           --
  Return of capital                     --           --        (0.03)          --           --
------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.90)       (0.67)       (0.71)       (0.78)       (0.76)
------------------------------------------------------------------------------------------------
Net asset value, end of year        $12.87       $12.91       $12.87       $12.09       $11.72
------------------------------------------------------------------------------------------------
Total return(3)                       6.87%        5.62%       12.84%       10.07%       11.66%
------------------------------------------------------------------------------------------------
Net assets, end of year
  (millions)                          $319         $269         $178         $149         $135
------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            0.64%(4)     0.64%        0.67%        0.68%        0.69%
  Net investment income               4.79         4.84         5.44         6.43(3)      6.78
------------------------------------------------------------------------------------------------
Portfolio turnover rate                 43%          53%          52%          39%          77%
------------------------------------------------------------------------------------------------



(1) Per share amounts have been calculated using the monthly average shares method.


(2) Effective January 1, 2001, the fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets for Class Y shares would have been 6.49%. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(3) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.


(4) The manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio for Class Y shares would have been 1.65%.


39                                                     Smith Barney Mutual Funds

                      (This page intentionally left blank)

Smith Barney Investment Grade Bond Fund                                       40

[SMITH BARNEY MUTUAL FUNDS LOGO]

SMITH BARNEY
INVESTMENT GRADE
BOND FUND


A SERIES OF
SMITH BARNEY INVESTMENT FUNDS INC.



You may visit the fund's website at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information ("SAI") or an Annual or Semi-Annual Report, or to request other information.


SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-03275)                                                   SB-1C 4/05
FD0233 4/05                                                              PFS0123

                                 APRIL 29, 2005

                      STATEMENT OF ADDITIONAL INFORMATION

                       SMITH BARNEY INVESTMENT FUNDS INC.
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                  800 451-2010


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses of Smith Barney Investment Funds Inc. (the "Company") for Smith Barney Investment Grade Bond Fund ("Investment Grade Bond Fund") and Smith Barney Government Securities Fund ("Government Securities Fund") (collectively the "Funds"), each dated April 29, 2005, and should be read in conjunction with the Funds' Prospectuses. A Prospectus or copy of a Fund's most recent shareholder report may be obtained from a Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary, financial institution (each called a "Service Agent") or by writing or calling the Company at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference in its entirety into each Fund's Prospectus.


     Each Fund is a series of an open-end, management investment company, known as a mutual fund. Each Fund is a diversified fund, which means that with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

                                    CONTENTS


     For ease of reference, the same section headings are used in the Prospectuses and this SAI, except where shown below:



Directors and Officers of the Company.......................    2
Portfolio Manager Disclosure................................   11
Investment Objectives and Management Policies...............   13
Risk Factors................................................   27
Investment Restrictions.....................................   31
Brokerage...................................................   32
Portfolio Turnover..........................................   33
Purchase of Shares..........................................   34
Redemption of Shares........................................   42
Exchange Privilege..........................................   45
Distributors................................................   46
Determination of Net Asset Value............................   49
Dividends, Distributions and Taxes..........................   50
Smith Barney Retirement Programs............................   56
Additional Information......................................   57
Financial Statements........................................   58
Other Information...........................................   58
Appendix A -- Bond and Note Ratings.........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

                     DIRECTORS AND OFFICERS OF THE COMPANY


     The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The officers of the Company are responsible for overseeing each Fund's day-to-day operations. The names of the Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The officers of the Funds are employees of organizations that provide services to the Funds.



                                                                                                NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                                OFFICE AND                                     IN THE FUND
                                                LENGTH OF                                        COMPLEX
NAME, ADDRESS,                POSITION(S)          TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
AND YEAR OF BIRTH           HELD WITH FUND       SERVED*           DURING PAST 5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
-----------------           --------------      ----------       -----------------------       -----------   -------------------
INDEPENDENT DIRECTORS
Paul R. Ades              Director                 1994      Law firm of Paul R. Ades, PLLC        16               None
Paul R. Ades, PLLC                                           (April 2000 to present)
181 West Main Street
Suite C
Babylon, NY 11702
birth year: 1940

Dwight B. Crane           Director                 1981      Professor, Harvard Business           50               None
Harvard Business School                                      School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
birth year: 1937

Frank G. Hubbard          Director                 1993      President of Avatar                   16               None
87 Whittredge Road                                           International Inc. (business
Summit, NJ 07901                                             development)
birth year: 1937

Jerome H. Miller          Director                 1998      Retired                               16               None
c/o Smith Barney
Mutual Funds
125 Broad Street
New York, NY 10004
birth year: 1938

Ken Miller                Director                 1994      President of Young Stuff Apparel      16               None
Young Stuff Apparel                                          Group, Inc. (since 1963)
Group, Inc.
930 Fifth Avenue
New York, NY 10021
birth year: 1942


---------------

* Directors and officers serve until their successors have been duly elected and qualified.

                                                                                                NUMBER OF
                                                 TERM OF                                       PORTFOLIOS
                                                OFFICE AND                                     IN THE FUND
                                                LENGTH OF                                        COMPLEX
NAME, ADDRESS,                POSITION(S)          TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
AND YEAR OF BIRTH           HELD WITH FUND       SERVED*           DURING PAST 5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
-----------------           --------------      ----------       -----------------------       -----------   -------------------
INTERESTED DIRECTOR

R. Jay Gerken**           Chairman, President   Since 2002   Managing Director of Citigroup       219               None
Citigroup Asset           and Chief Executive                Global Markets Inc. ("CGM");
Management ("CAM")        Officer                            Chairman, President and Chief
399 Park Avenue, 4th                                         Executive Officer of Smith
  Floor                                                      Barney Fund Management LLC
New York, NY 10022                                           ("SBFM" or the "Manager");
birth year: 1951                                             Travelers Investment Adviser,
                                                             Inc. and Citi Fund Management
                                                             Inc.; President and Chief
                                                             Executive Officer of certain
                                                             mutual funds associated with
                                                             Citigroup Inc. ("Citigroup");
                                                             Formerly Portfolio Manager of
                                                             Smith Barney Allocation Series
                                                             Inc. (from 1996 to 2001) and
                                                             Smith Barney Growth and Income
                                                             Fund (from 1996 to 2000)




EXECUTIVE OFFICERS

Andrew B. Shoup           Senior Vice           Since     Director of CAM; Senior Vice           N/A                N/A
CAM                       President and Chief    2003     President and Chief Administrative
125 Broad Street, 10th    Administrative                  Officer of mutual funds associated
Floor                     Officer                         with Citigroup; Treasurer of
New York, NY 10004                                        certain mutual funds associated
birth year: 1956                                          with Citigroup; Head of
                                                          International Funds Administration
                                                          of CAM (from 2001 to 2003);
                                                          Director of Global Funds
                                                          Administration of CAM (from 2000
                                                          to 2001); Head of U.S. Citibank
                                                          Funds Administration of CAM (from
                                                          1998 to 2000)

Gerald J. Culmone         Vice President and    Since     Investment Officer of the Manager      N/A                N/A
CAM                       Investment Officer     2002     since 2002. Director of CGM
399 Park Avenue, 4th
Floor
New York, NY 10022
birth year: 1964

David A. Torchia          Vice President and    Since     Investment Officer of the Manager      N/A                N/A
CAM                       Investment Officer     2002     since 2002. Managing Director of
399 Park Avenue, 4th                                      CGM
Floor
New York, NY 10022
birth year: 1959

Mark Lindbloom            Vice President and    Since     Investment Officer of the Manager      N/A                N/A
CAM                       Investment Officer     2002     since 2002; Managing Director of
399 Park Avenue                                           Salomon Brothers Asset Management
New York, NY 10022                                        ("SBAM")
birth year: 1956



---------------
 * Directors and officers serve until their successors have been duly elected and qualified.
** Mr. Gerken is an "Interested Director" of the Company as defined in the Investment Company Act of 1940, as amended ("1940
   Act"), because he is an officer of SBFM and certain of its affiliates.


Francis Mustaro           Vice President and    Since     Investment Officer of the Manager      N/A                N/A
CAM                       Investment Officer     2002     since 2002; Director of SBAM
399 Park Avenue
New York, NY 10022
birth year: 1950

Robert I. Frenkel         Secretary and Chief   Since     Managing Director and General          N/A                N/A
CAM                       Legal Officer          2003     Counsel of Global Mutual Funds for
300 First Stamford Place                                  CAM and its predecessor (since
4th Floor                                                 1994); Secretary of CFM; Secretary
Stamford, CT 06902                                        and Chief Legal Officer of mutual
birth year: 1954                                          funds associated with Citigroup

Kaprel Ozsolak            Chief Financial       Since     Vice President of CGM; CFO and         N/A                N/A
CAM                       Officer and            2004     Treasurer of certain mutual funds
125 Broad Street          Treasurer                       associated with Citigroup;
11th Floor                                                Controller of certain mutual funds
New York, NY 10004                                        associated with Citigroup
birth year: 1965

Andrew Beagley            Chief Compliance      Since     Director, CGM (since 2000);            N/A                N/A
CAM                       Officer                2004     Director of Compliance, North
399 Park Avenue           Chief Anti-Money       2002     America, CAM (since 2000); Chief
4th Floor                 Laundering                      Anti-Money Laundering Compliance
New York, NY 10022        Compliance Officer              Officer and Chief Compliance
birth year: 1962                                          Officer of mutual funds associated
                                                          with Citigroup; Director of
                                                          Compliance; Europe, the Middle
                                                          East and Africa, CAM (from
                                                          1999-2000)


---------------

* Directors and officers serve until their successors have been duly elected and qualified.

     The following table shows the amount of equity securities owned by the Directors in the Funds and in other investment companies associated with Citigroup supervised by the Directors as of December 31, 2004:


                                                                             AGGREGATE DOLLAR
                                                                              RANGE OF EQUITY
                                 DOLLAR RANGE OF       DOLLAR RANGE OF         SECURITIES IN
                                EQUITY SECURITIES     EQUITY SECURITIES    REGISTERED INVESTMENT
                               OWNED IN GOVERNMENT   OWNED IN INVESTMENT    COMPANIES OVERSEEN
NAME OF DIRECTOR                 SECURITIES FUND       GRADE BOND FUND          BY DIRECTOR
----------------               -------------------   -------------------   ---------------------
INTERESTED DIRECTOR
R. Jay Gerken................  $50,001 - $100,000           N/A              over $100,000
INDEPENDENT DIRECTORS
Paul R. Ades.................         N/A            $10,001 - $50,000       over $100,000
Dwight B. Crane..............         N/A                   N/A              over $100,000
Frank G. Hubbard.............         N/A                   N/A              over $100,000
Jerome H. Miller.............         N/A                   N/A              over $100,000
Ken Miller...................         N/A                   N/A              over $100,000



     As of December 31, 2004, none of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or the Manager ("Independent Directors"), or their immediate family members, owned beneficially or of record any securities of the Manager, CGMI or PFS, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any of them.


     The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all of the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, J. Miller and K. Miller.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. The Audit Committee oversees the scope of the Funds' audits, the Funds' accounting and financial reporting policies and practices and their internal controls. The Audit

Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Company's independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the Funds' most recent fiscal year, the Audit Committee met four times.


     The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Funds' shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Funds' most recent fiscal year.


     No officer, director or employee of CGM or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Independent Director a fee of $20,800 per annum plus $5,200 per meeting attended and reimburses travel and out-of-pocket expenses. During the fiscal year ended December 31, 2004 such expenses totaled approximately $9,422. For the fiscal year ended December 31, 2004, the Directors of the Company were paid the following compensation:


                               COMPENSATION TABLE


                                                                                         TOTAL COMPENSATION      NUMBER OF
                                 AGGREGATE         AGGREGATE       TOTAL PENSION OR      FROM FUND COMPLEX     PORTFOLIOS IN
                               COMPENSATION      COMPENSATION     RETIREMENT BENEFITS   PAID TO DIRECTORS IN   FUND COMPLEX
INDEPENDENT                   FROM GOVERNMENT   FROM INVESTMENT     PAID AS PART OF      FISCAL YEAR ENDED       SERVED BY
DIRECTORS                     SECURITIES FUND   GRADE BOND FUND      FUND EXPENSES            12/31/04           DIRECTORS
-----------                   ---------------   ---------------   -------------------   --------------------   -------------
Paul R. Ades................      $10,492           $11,552               $0                  $ 60,575               16
Dwight B. Crane.............      $ 8,609           $ 9,669               $0                  $168,875               50
Frank G. Hubbard............      $ 8,943           $10,003               $0                  $ 60,675               16
Jerome Miller...............      $ 8,566           $ 9,626               $0                  $ 60,575               16
Ken Miller..................      $ 8,943           $10,003               $0                  $ 60,575               16



         INTERESTED
          DIRECTOR
         ----------
R. Jay Gerken(1)............      $     0           $     0               $0                $      0            219


---------------

(1) Mr. Gerken is not compensated for his service as a Director because of his affiliation with the Manager.


During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $2,756 from the Fund Complex for the calendar year ended December 31, 2004.



     As of March 17, 2005, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of the Company.

     As of April 1, 2005, to the knowledge of the Funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the outstanding shares of a Fund with the exception of the following:



FUND              CLASS  PERCENT            NAME                         ADDRESS
----              -----  -------            ----                         -------
Government          A       26     PFPC Brokerage Services  FBO Primerica Shareholder Services
Securities Fund                                             211 South Gulph Road
                                                            King of Prussia, PA 19406
Government          B       56     PFPC Brokerage Services  FBO Primerica Shareholder Services
Securities Fund                                             211 South Gulph Road
                                                            King of Prussia, PA 19406
Government          Y       44     State Street Bank --     FBP Citigroup 401K Plan
Securities Fund                    Trust Cust               105 Rosemont Avenue
                                                            Westwood, MA 02090-2318
Government          Y       16     Smith Barney Concert     SB Allocation Balanced
Securities Fund                    Series                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Government          Y       13     Smith Barney Concert     SB Allocation Growth
Securities Fund                    Series                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Government          Y       11     Smith Barney Concert     Select Balanced
Securities Fund                    Series                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Government          Y        5     Smith Barney Concert     SB Allocation Conservative
Securities Fund                    Series                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    A       29     PFPC Brokerage Services  FBO Primerica Shareholder Services
Bond Fund                                                   211 South Gulph Road
                                                            King of Prussia, PA 19406
Investment Grade    A       10     Travelers Insurance      Attn: Shareholder Accounting, 6MS
Bond Fund                          Company                  P.O. Box 990027
                                                            Hartford, CT 06199-0027
Investment Grade    A       10     Smith Barney Multi       Smith Barney Corporate Trust Co.
Bond Fund                          Choice Trust             Two Tower Center
                                                            P.O. Box 1063
                                                            East Brunswick, NJ 08816-1063
Investment Grade    B       46     PFPC Brokerage Services  FBO Primerica Shareholder Services
Bond Fund                                                   211 South Gulph Road
                                                            King of Prussia, PA 19406

FUND              CLASS  PERCENT            NAME                         ADDRESS
----              -----  -------            ----                         -------
Investment Grade    Y       18     Smith Barney Concert     SB Allocation Growth
Bond Fund                          Series                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y       16     Smith Barney Scholars    Portfolio Four (Balanced)
Bond Fund                          Choice                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        9     Smith Barney             Illinois College Pro Port 1
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        7     Smith Barney             Scholars Choice Portfolio 3
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        7     Smith Barney             Scholars Choice Portfolio 2
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        6     Smith Barney             Illinois College Pro Port 2
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        6     Smith Barney             Illinois College Pro Port 4
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        6     Smith Barney             Illinois College Pro Port 3
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008
Investment Grade    Y        5     Smith Barney             Scholars Choice Portfolio One
Bond Fund                                                   State Street Bank: James Casey
                                                            Two World Financial Center
                                                            225 Liberty Street, 24th Floor
                                                            New York, NY 10281-1008


INVESTMENT ADVISER AND ADMINISTRATOR

     SBFM serves as investment adviser to each Fund pursuant to separate advisory agreements (the "Advisory Agreements"). SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of

Citigroup. As of December 31, 2004, SBFM had aggregate assets under management of approximately $113 billion.



     Each Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Company's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. A Fund or SBFM may terminate the Advisory Agreements on 60 days' written notice without penalty. The Advisory Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).


BOARD APPROVAL OF ADVISORY AGREEMENT


     EACH FUND


     At a meeting held on July 15, 2004, the Board of Directors of the Company considered the continuation of the Company's Advisory Agreement with respect to the Fund for another year. The Board of Directors of the Company, including the Independent Directors, considered the reasonableness of the advisory fee with respect to the Fund in light of the extent and quality of the advisory services provided and additional benefits received by SBFM and its affiliates in connection with providing services to the Fund, compared the fees charged by SBFM to the Fund to those charged by SBFM to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by SBFM with respect to the Fund. The Board also considered the performance of the Fund relative to a selected peer group, the Fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to Fund performance and services rendered by SBFM, and benefits accruing to SBFM and its affiliates from administrative and brokerage relationships with affiliates of SBFM, as well as SBFM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to SBFM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders.


     In reviewing the reasonableness of the advisory fee, the Board concluded that affiliates of SBFM benefit from SBFM's relationship with the Fund. The Board noted that affiliates of SBFM serve as the Fund's principal underwriters, its transfer agent and one of its sub-transfer agents, and receive compensation for their services in the form of sales commissions, deferred sales charges, fees paid under Rule 12b-1 plans and transfer agency fees. The Board concluded that these services were necessary for the operation of the Fund and that SBFM's affiliates provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board further recognized that it had approved procedures under which the Fund is permitted to use broker-dealer affiliates of SBFM as brokers in securities transactions, subject to the conditions that the affiliate will provide the Fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of 'fall-out benefits' to affiliates of SBFM, such as the affiliated underwriters' ability to use funds held in shareholders' brokerage accounts as free credit balances if such shareholders pay for Fund shares prior to settlement date and do not otherwise specify a use for the funds. The Board concluded that the benefits to SBFM and its affiliates were a necessary result of SBFM's being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the Fund benefits from SBFM's experience and resources. The Board further reviewed SBFM's use of research services received from broker-dealers that execute transactions on behalf of the Fund and concluded that while such research services may benefit SBFM, the Fund benefits from SBFM's receipt of such services.



     In analyzing the expenses incurred by SBFM with respect to the Fund, the Directors took note of the report they had received regarding the profitability of the mutual fund business to SBFM and its affiliates. The Board also considered the expenses of the Fund in comparison to those of funds within the peer group. The

Board noted that it had concluded that SBFM's methodology for allocating the expenses of operating the funds in the complex was reasonable and that SBFM was passing on the benefits of economies of scale to the funds.

     GOVERNMENT SECURITIES FUND

     With respect to the Fund, the Board discussed the Fund's underperformance in relation to its benchmark for the one- three-, five- and ten-year periods ended May 30, 2004 and its underperformance to an average of comparable funds for the five-and ten-year periods, noting that it had outperformed the average for the one-and three-year periods ended May 30, 2004. Based on information provided, the Board concluded that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Fund.

     INVESTMENT GRADE BOND FUND

     With respect to the Fund, the Board discussed the Fund's underperformance in relation to its benchmark for the one-, three- and five-year periods ended May 30, 2004, noting it had performed in line with the benchmark for the ten-year period ended May 30, 2004, and the Fund's outperformance of an average of comparable funds for the three-, five and ten-year periods ended May 30, 2004, noting that it had underperformed the average for the one-year period ended May 30, 2004. Based on information provided, the Board concluded that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement with respect to the Fund.


     EACH FUND


     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement with respect to the Fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

     SBFM bears all expenses in connection with the performance of its services. The services provided by SBFM under the Advisory Agreements are described in the Prospectuses under "Management." SBFM provides investment advisory and management services to investment companies affiliated with CGM.


     As compensation for investment advisory services rendered to Government Securities Fund, the Fund pays SBFM a fee computed daily and paid monthly at the following annual rates of average daily net assets: 0.35% up to $2 billion; 0.30% on the next $2 billion; 0.25% on the next $2 billion; 0.20% on the next $2 billion; and 0.15% on net assets thereafter.



     As compensation for investment advisory services rendered to Investment Grade Bond Fund, the Fund pays SBFM a fee computed daily and paid monthly at the following annual rates of average daily net assets: 0.45% up to $500 million and 0.42% on net assets thereafter.


     For the fiscal years ended December 31, 2002, 2003 and 2004, the Funds accrued advisory fees as follows:


FUND                                                  2002         2003         2004
----                                               ----------   ----------   ----------
Investment Grade Bond Fund.......................  $3,170,857   $4,013,709   $4,213,899
Government Securities Fund.......................  $2,915,878   $3,239,211   $2,853,415



     SBFM also serves as administrator to Investment Grade Bond Fund and Government Securities Fund pursuant to written agreements dated May 5, 1994 (each, an "Administration Agreement"), which were most recently approved by the Board of Directors, including a majority of the Independent Directors, on July 15, 2004. Under the Administration Agreement, SBFM oversees all aspects of each Fund's administration. SBFM pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

     As compensation for administrative services rendered to the Government Securities Fund, SBFM receives a fee computed daily and paid monthly at the annual rate of 0.20% of the value of the Fund's average daily net assets.

     As compensation for administrative services rendered to the Investment Grade Bond Fund, SBFM receives a fee computed daily and paid monthly at the annual rate of 0.20% of the value of the Fund's average daily net assets up to $500 million and 0.18% on net assets in excess of $500 million.


     For the fiscal years ended December 31, 2002, 2003 and 2004, the Funds paid administrative fees to SBFM as follows:



FUND                                                  2002         2003         2004
----                                               ----------   ----------   ----------
Investment Grade Bond Fund.......................  $1,394,653   $1,755,875   $1,841,671
Government Securities Fund.......................  $1,666,216   $1,850,978   $1,630,523


CODE OF ETHICS

     Pursuant to Rule 17j-1 of the 1940 Act, the Funds, the Manager and the principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


     Copies of the codes of ethics of the Funds and their Manager and principal underwriters are on file with the Securities and Exchange Commission ("SEC").



PROXY VOTING GUIDELINES & PROCEDURES



     Although individual Directors may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.



     Attached as Appendix B is a summary of the guidelines and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Fund or the Manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives.



     Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Manager uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at http://www.CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.

                          PORTFOLIO MANAGER DISCLOSURE


     The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


     The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.



                                             REGISTERED INVESTMENT     OTHER POOLED
FUND                   PORTFOLIO MANAGER(S)        COMPANIES        INVESTMENT VEHICLES   OTHER ACCOUNTS
----                   --------------------  ---------------------  -------------------  -----------------
Smith Barney           Mark Lindbloom        2 registered           1 other pooled       11 other accounts
Government Securities                        investment companies   investment vehicles  with $2.88
Fund                                         with $0.78 billion in  with $0.24 billion   billion in total
                                             total assets under     in assets under      assets under
                                             management             management           management
Smith Barney           Francis Mustaro       2 registered           No other pooled      6 other accounts
Government Securities                        investment companies   investment           with $1.33
Fund                                         with $0.54 billion in  vehicles.            billion in total
                                             total assets under                          assets under
                                             management                                  management
Smith Barney           David Torchia         25 registered          11 other pooled      76 other accounts
Investment Grade Bond                        investment companies   investment vehicles  with $13.74
Fund                                         with $11.38 billion    with $1.73 billion   billion in total
                                             in total assets under  in assets under      assets under
                                             management             management           management
Smith Barney           Gerald Culmone        25 registered          9 other pooled       40 other accounts
Investment Grade Bond                        investment companies   investment vehicles  with $7.14
Fund                                         with $11.78 billion    with $1.17 billion   billion in total
                                             in total assets under  in assets under      assets under
                                             management             management           management



     CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.



     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including each Fund's portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.


  POTENTIAL CONFLICTS OF INTEREST



     Potential conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.



     The Manager and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.



     These potential conflicts include:


     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.


     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.



     Related Business Opportunities. The Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Manager and its affiliates.


  PORTFOLIO MANAGER SECURITIES OWNERSHIP


     The table below identifies ownership of Fund securities by each portfolio manager.



                                                                    DOLLAR RANGE OF
FUND                                      PORTFOLIO MANAGER(S)  OWNERSHIP OF SECURITIES
----                                      --------------------  -----------------------
Smith Barney Government Securities Fund   Mark Lindbloom                 None
Smith Barney Government Securities Fund   Francis Mustaro                None
Smith Barney Investment Grade Bond Fund   David Torchia                  None
Smith Barney Investment Grade Bond Fund   Gerald Culmone                 None


                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     Each Fund's Prospectus discusses the investment objectives and the policies it employs to achieve such objectives. The following discussion supplements the description of each Fund's investment objectives and management policies contained in the Prospectuses. The Funds may engage in these and any other practices not prohibited by their investment restrictions. For further information regarding the risks associated with these practices, see "Risk Factors" below.

EQUITY SECURITIES (INVESTMENT GRADE BOND FUND)

     Common Stocks Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Preferred Stocks and Convertible Securities Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

     Warrants Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A

Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction. These limits are not fundamental policies of the Fund and may be changed by the Board of Directors without shareholder approval.

     REITs Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

FIXED INCOME SECURITIES (BOTH FUNDS)


     Corporate Debt Obligations Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and/or interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.


     U.S. Government Securities The U.S. Government securities in which the Funds may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

     Mortgage-Related Securities The Funds may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA ("Government National Mortgage Association"), FNMA ("Federal National Mortgage Association"), FHLMC ("Federal Home Loan Mortgage Corporation") Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as "mortgage-related securities."

     Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     GNMA is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages. GNMA Certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

     As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. FHLMC guarantees timely monthly payment of interest of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

     FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     The risks are greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

     Short-Term Investments. In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the

United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved. Investment Grade Bond Fund may invest in negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion.

     Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund, therefore, may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities. Investment Grade Bond Fund may invest only in commercial paper issued by domestic corporations rated in the highest two short-term ratings categories by a nationally recognized ratings organization, or, if unrated, issued by a corporation that has an outstanding debt issue rated in the highest two ratings categories by a nationally recognized statistical ratings organization ("NRSRO").


     Exchange Rate-Related Securities (Government Securities Fund). The Fund may invest up to 5% of its net assets in U.S. Government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risks and, in most cases, is paid at rates higher than most other U.S. Government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.


     Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

     Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


     Zero Coupon Securities (Government Securities Fund). The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.


     Dollar Roll Transactions (Government Securities Fund). The Fund may enter into "dollar rolls," in which the Fund sells fixed income securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During this "roll" period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, because the proceeds will be invested only in U.S. Treasury obligations and the Fund will enter into dollar roll transactions only with dealers of sufficient creditworthiness in the judgment of the Manager, such transactions do not present the risks to the Fund that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Fund and will be subject to the Fund's overall borrowing limitation.



DERIVATIVE CONTRACTS (EACH FUND)


     Each Fund may use certain options, futures and other strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. These hedging techniques are described in detail below. Investment Grade Bond Fund may invest only in futures contracts and options on futures contracts. Government Securities Fund may purchase call options on securities only to effect a closing purchase transaction. Government Securities Fund may not purchase puts on securities if more than 10% of its net assets would be invested in premiums on put options. The aggregate value of the obligations underlying puts written by Government Securities Fund will not exceed 50% of its net assets.

     Writing Covered Call Options (Government Securities Fund). The Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

     Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the Fund's custodian.

     The premium the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

     Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

     Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

     The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     Purchasing Put Options (Government Securities Fund). The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

     The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

     The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the Fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

     Purchasing Call Options (Government Securities Fund). The Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into a closing sale transaction with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return.


     Futures Contracts. Each Fund may enter into interest rate or currency Futures Contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the Fund. A Fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A Fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.


     A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

     Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Fund intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

     Each Fund's Futures transactions normally will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies the Fund owns, or Futures Contracts will be purchased to protect a Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Funds may, however, enter into Futures transactions for non-hedging purposes, subject to applicable law.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margin, which may be 5% or less of the value of the Futures Contract being traded.

     If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on its margin deposits.


     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


     As an alternative to purchasing call and put options on Futures, each Fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing

Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

     To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

     The Funds are operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under that Act.

     Forward Currency Contracts, Options on Currency and Currency Swaps (Government Securities Fund). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

     Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Fund, however, may enter into forward contracts with deposit requirements or commissions.

     A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Fund anticipates purchasing securities.

     The Fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

     Interest Rate Swaps, Caps and Floors (Government Securities Fund). Among the hedging transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

     New options and Futures Contracts and various combinations thereof continue to be developed, and the Funds may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.


OTHER PRACTICES (EACH FUND)



     Securities of Foreign Issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.


     Each Fund may also purchase foreign securities in the form of American Depositary Receipts ("ADRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Fund may invest in ADRs through both sponsored and unsponsored arrangements.

     Investment Grade Bond Fund also may purchase foreign securities in the form of Yankee obligations. Yankee obligations are dollar denominated obligations (bonds) issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks, such as the risk that a foreign government might prevent dollar denominated funds from flowing across its border. As compared with obligations issued in the United States, Yankee obligations normally carry a higher interest rate but are less actively traded.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

     The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, each Fund will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there are in the United States. These risks may be intensified in the case of investments in developing or emerging markets. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

     A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


     Forward Commitments. The Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments" or "Firm Commitment Agreements"). These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.


     Each Fund maintains in a segregated account (which is marked to market daily) with the Fund's custodian either the security covered by the Forward Commitment or appropriate securities as required by the 1940 Act (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     A Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date, in which event the Fund may reinvest the proceeds in another Forward Commitment. A Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.


     Repurchase Agreements. Each Fund may enter into repurchase agreements with broker-dealers or domestic banks. The Directors will review on a continuing basis those institutions which enter into a repurchase agreement with the Funds. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Manager may aggregate the cash that certain Funds advised or subadvised by the Manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Funds that contributed to the joint account share pro rata in the net revenue generated. The Manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Fund than would be available to a Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Pursuant to an exemptive order issued by the SEC, each Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.


     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payments and are considered to be borrowings by the Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.



     Short Sales Against the Box. Each Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. Each Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.


     To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


     Borrowing. Each Fund may borrow up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes, such as to meet redemptions.


     Leverage (Government Securities Fund). The Fund may borrow from banks, on a secured or unsecured basis, up to 25% of the value of its assets. If the Fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Fund.

     The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage, if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.


     Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. A Fund will not lend its portfolio securities to CGM or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with CGM, and which is acting as a "finder."


     In lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to further modifications, currently provide that the following conditions must be met whenever a Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Dividends, Distributions and Taxes" below).

                                  RISK FACTORS

     General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

     Fixed Income Securities. Investments in fixed income securities may subject the Funds to risks, including the following.

     When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

     Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Fund to sustain losses on such investments. A default could impact both interest and principal payments.

     Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Fund will suffer from the inability to invest in higher yielding securities.


     Lower Rated and Below Investment Grade Fixed Income Securities. Securities which are rated BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.


     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

     Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates will, to the extent a Fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investors. Capital gains are also subject to taxation in some foreign countries.

     Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

     Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

     One or more of the risks discussed above could affect adversely the economy of a developing market or a Fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners may remain unsettled. There can be no assurance that any investments that a Fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

     Many of a Fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

     Derivative Instruments. In accordance with its investment policies, each Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong.

Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

     Derivative contracts include options, Futures Contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps.

     Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

     Portfolio Turnover. Each Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions a Fund may experience a high rate of portfolio turnover. The rate of portfolio turnover is not a limiting factor when the Manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Fund and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes. (For further information see "Portfolio Turnover" below.)

     Other Risks. In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     Options are traded on exchanges on only a limited number of U.S. Government securities, and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Company and other clients advised by affiliates of CGM may be deemed to constitute a group for these purposes. In light of these limits, the Board of Directors may determine at any time to restrict or terminate the public offering of the Fund's shares (including through exchanges from the other Funds).

     Exchange markets in options on U.S. Government securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

DISCLOSURE OF PORTFOLIO HOLDINGS


     Set forth below are charts showing those parties with whom CAM, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

     As of April 1, 2005, each of the Funds releases its portfolio holdings to the following recipients:



RECIPIENT                                  FREQUENCY            DELAY BEFORE DISSEMINATION
---------                                  ---------            --------------------------
State Street Bank & Trust Co.,        Daily                 None
  (Fund Custodian and Accounting
  Agent)
Institutional Shareholders Services,  As necessary          None
  (Proxy Voting Services)
Bloomberg                             Quarterly             25 Calendar days after Quarter End
Lipper                                Quarterly             25 Calendar days after Quarter End
S&P                                   Quarterly             25 Calendar days after Quarter End
Morningstar                           Quarterly             25 Calendar days after Quarter End
Vestek                                Daily                 None
Factset                               Daily                 None



     As of April 1, 2005, each of the Funds may also release its portfolio holdings to the following recipients:



RECIPIENT                                  FREQUENCY            DELAY BEFORE DISSEMINATION
---------                                  ---------            --------------------------
Baseline                              Daily                 None
Frank Russell                         Monthly               1 Day
Callan                                Quarterly             25 Days after Quarter End
Mercer                                Quarterly             25 Days after Quarter End
EVestment Alliance                    Quarterly             25 Days after Quarter End
CRA RogersCasey                       Quarterly             25 Days after Quarter End
Cambridge Associates                  Quarterly             25 Days after Quarter End
Marco Consulting                      Quarterly             25 Days after Quarter End
Wilshire                              Quarterly             25 Days after Quarter End
Moodys                                Weekly                None
Informa Investment Services (Efron)   Quarterly             25 Days after Quarter End
CheckFree (Mobius)                    Quarterly             25 Days after Quarter End
Nelsons Information                   Quarterly             25 Days after Quarter End
Investors Tools                       Daily                 None
Advent                                Daily                 None
BARRA                                 Daily                 None
Plexus                                Quarterly             Sent the 1-3 business day
                                                            following the end of a Quarter
Elkins/McSherry                       Quarterly (Calendar)  Sent the first business day
                                                            following the end of a Quarter
Quantitative Services Group           Daily                 None

                            INVESTMENT RESTRICTIONS


     Each Fund's investment objectives and investment restrictions 1 through 7 set forth below are fundamental policies of each Fund (except as otherwise indicated), i.e., they may not be changed with respect to each Fund without the vote of a majority of the outstanding voting securities of that Fund. Investment restrictions 8 through 13 may be changed by the Board of Directors without the approval of shareholders. (All other investment practices described in the Prospectuses and this SAI may be changed by the Board of Directors without the approval of shareholders.)


     Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. (Accordingly, if a percentage restriction is complied with at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.)

     Restrictions Applicable to Both Funds.  Neither Fund may:

          1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

          2. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
     (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in Futures Contracts and options on Futures Contracts (including options on currencies to the extent consistent with the Fund's investment objectives and policies); or (d) investing in real estate investment trust securities.

          3. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

          4. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

          5. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

          6. Act as an underwriter of securities.

          7. Restriction Applicable to Investment Grade Bond Fund. The Fund may not: Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

          8. Invest in oil, gas or other mineral exploration or development programs.

          9. Make investments in securities for the purpose of exercising control over or management of the issuer.

          10. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with Futures Contracts and related options and options on securities, indices or similar items is not considered to be the purchase of a security on margin.

          11. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

          12. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

          13. Restriction Applicable to Investment Grade Bond Fund. The Fund may not: Write, purchase or sell puts, calls, straddles, spreads or any combinations thereof.

                                   BROKERAGE


     In selecting brokers or dealers to execute securities transactions on behalf of a Fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each investment advisory agreement authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company, the other funds and other accounts over which SBFM or its affiliates exercise investment discretion. The fees under the investment advisory agreements and the administration agreement between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Board of Directors periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Company. SEC rules require that commissions paid to CGM by a Fund on transactions effected as an exchange not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Directors, including the Independent Directors, has adopted procedures for evaluating the reasonableness of commissions paid to CGM and reviews these procedures periodically. In addition, under rules adopted by the SEC, CGM may execute transactions for a Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized CGM to effect such transactions; and (b) CGM annually advises the Fund of the aggregate compensation it earned on such transactions.


     Portfolio securities are not purchased from or through CGM or any affiliated person of CGM where such entities are acting as principal, except pursuant to the terms and conditions of exemptive rules or orders promulgated by the SEC. Pursuant to conditions set forth in rules of the SEC, the Company may purchase securities from an underwriting syndicate of which CGM is a member (but not from CGM). The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

     The Funds may use CGM as a commodities broker in connection with entering into Futures Contracts and commodity options. CGM has agreed to charge the Funds commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable amounts.

     The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.


     No commissions were paid by either of the Funds during the Fund's previous three fiscal years.


     SBFM manages a number of other funds and private investment accounts on a discretionary basis. Although investment decisions are made individually for each client, at times decisions may be made to purchase or sell the same securities for one or more of the Funds and/or for one or more of the other accounts managed by SBFM. When two or more such accounts simultaneously are engaged in the purchase or sale of the same security, transactions are allocated in a manner considered equitable to each, with emphasis on purchasing or selling entire orders wherever possible. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


     Holdings of the securities of the fund's regular brokers/dealers or of their parent that derive more than 15% of gross revenues from securities related activities as of December 31, 2004:



                                                                 TYPE OF
                                                              SECURITY OWNED
                                                                  D=DEBT
NAME OF REGULAR BROKER OR DEALER OR PARENT (ISSUER)              E=EQUITY      PAR/SHARES
---------------------------------------------------           --------------   -----------
CS First Boston.............................................       D           $ 6,600,000
Bank of America.............................................       D           $ 5,000,000
UBS Securities..............................................       D           $36,081,000
Merrill Lynch Pierce Fenner & Smith.........................       D           $ 6,600,000
Morgan Stanley..............................................       D           $ 5,000,000


                               PORTFOLIO TURNOVER

     For reporting purposes, each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

     Investment Grade Bond Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions. Portfolio turnover will not be a limiting factor should SBFM deem it advisable to purchase or sell securities.

     For the fiscal years ended December 31, 2003, and 2004 the portfolio turnover rates were as follows:


FUND                                                          2003   2004
----                                                          ----   ----
Investment Grade Bond Fund..................................   53%    43%
Government Securities Fund..................................  148%   138%


     Increased portfolio turnover may result in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will generally be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans, which are not taxed currently on accumulations in their accounts).

                               PURCHASE OF SHARES


     The following classes of shares are available for purchase. See the Prospectuses for a discussion of factors to consider in selecting which class of shares to purchase. Share certificates for the Funds will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.


     Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                         GOVERNMENT SECURITIES FUND AND
                                                           INVESTMENT GRADE BOND FUND
                                                   -------------------------------------------
                                                   SALES CHARGE AS % OF   SALES CHARGE AS % OF
              AMOUNT OF INVESTMENT                    OFFERING PRICE        AMOUNT INVESTED
              --------------------                 --------------------   --------------------
Less than $25,000................................          4.50%                  4.71%
$   25,000 - $49,999.............................          4.00                   4.17
    50,000 - $99,999.............................          3.50                   3.63
   100,000 - $249,999............................          2.50                   2.56
   250,000 - $499,999............................          1.50                   1.52
   500,000 - $1,000,000 or more..................           -0-*                   -0-*


---------------


* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution.


     Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933 as amended. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Fund made at one time by any "person," which includes an individual and his or her immediate family, or a director or other fiduciary of a single trust estate or single fiduciary account.

     Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

     Class C Shares. Class C shares are sold with no initial sales charge and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

     Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

     Purchases of Class 1 Shares. Class 1 shares are offered only through Primerica Financial Services ("PFS") and only to Eligible Class 1 Purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                                               AS % OF     AS % OF
                                                              NET AMOUNT   OFFERING
SIZE OF INVESTMENT                                             INVESTED     PRICE
------------------                                            ----------   --------
Less than $25,000...........................................     7.24%       6.75%
$25,000 but less than 50,000................................     6.10%       5.75%
$50,000 but less than 100,000...............................     4.44%       4.25%
$100,000 but less than 250,000..............................     3.63%       3.50%
$250,000 but less than 500,000..............................     2.56%       2.50%
$500,000 but less than 1,000,000............................     2.04%       2.00%
$1,000,000 but less than 2,500,000..........................     1.01%       1.00%
$2,500,000 but less than $5,000,000.........................     0.50%       0.50%
$5,000,000 or more..........................................     0.25%       0.25%

     Class 1 shares may be purchased at net asset value by the Primerica Plan for Eligible Class 1 Purchasers participating in the PFS Primerica Corporation Savings and Retirement Plan ("Primerica Plan"), subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Such shares are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan.

GENERAL

     Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from a Fund. When purchasing shares of a Fund, investors must specify which class is being purchased. CGM, PFS and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. and Primerica Shareholder Services (each, a "sub-transfer agent," and collectively, the "sub-transfer agents") may be subject to a maintenance fee.


     Investors in Class A, Class B and Class C shares may open an account in a Fund by making an initial investment of at least $1,000 for each account in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all classes is $25. For shareholders purchasing shares of a Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent. Purchase orders received by the Transfer Agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the Funds calculate their net asset values, are priced according to the net asset value determined on that day.



     PFSI Accounts. The Funds offer two classes of shares to investors purchasing through PFSI: Class A shares and Class B shares.

     Initial purchases of shares of the Funds must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the Distributor, in accordance with the terms of the Prospectuses.

     Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. Share certificates are issued only upon a shareholder's written request to Primerica Shareholder Services. A shareholder who has insufficient funds to complete any purchase will be charged a fee of $30 per returned purchase by Primerica Shareholder Services.


     Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in the Fund. Subsequent investments of at least $50 may be made for each class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each class in the Fund is $25.


     Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at
(800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

     Shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by telephone by any person in the account, he or she should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and the maximum is $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

     Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or your agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis (not available to PFS Accounts) to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGM or PFSI. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from a Fund or a Service Agent.

DETERMINATION OF PUBLIC OFFERING PRICE

     Each Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 are made at net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B and C shares, and Class A shares when purchased in amounts exceeding $500,000.


SALES CHARGE WAIVERS AND REDUCTIONS

     Initial Sales Charge Waivers. Purchases of Class A shares of the Funds may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup-affiliated Funds including the Smith Barney Mutual Funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant or Citibank Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the prior employer of the Financial Consultant, (ii) was sold to the client by the Financial Consultant or Citibank Service Agent, and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) purchases by a separate account used to fund certain unregistered variable annuity contracts; (g) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (h) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (i) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (j) purchases by separate accounts used to fund certain Section 403(b) or 401(a) accounts; (k) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (l) purchases by executive deferred compensation plans participating in the CGM ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


     Each Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund's Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.


     Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.


     Accumulation Privilege -- lets you combine the current value of Class A shares of a Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:



     - you; or



     - your spouse and children under the age of 21; and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.



     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. -- Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.



     If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.



     Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.



     Letter of Intent -- helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:



(1) $25,000            (4) $250,000
(2) $50,000            (5) $500,000
(3) $100,000           (6) $1,000,000



     Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.



     When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.



     Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Statement of additional information, the following funds and share classes are also eligible, although not offered with a sales charge:



     Shares of Smith Barney Exchange Reserve Fund



     Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)



     Class C shares of Smith Barney Inflation Management Fund



     Class C shares of Smith Barney Intermediate Maturity California Municipals Fund



     Class C shares of Smith Barney Intermediate Maturity New York Municipals
Fund



     Class C shares of Smith Barney Limited Term Portfolio



     Class C shares of Smith Barney Money Funds, Inc. -- Cash and Government Portfolios



     Class C shares of Smith Barney Short Duration Municipal Income Fund



     Class C shares of Smith Barney Short-Term Investment Grade Bond Fund



     This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.



     Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.



     Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.



     Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.



     Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.



     Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See "Failure to Meet Asset Level Goal" below. Exchanges in accordance with a fund's prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

     Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See "Failure to Meet Asset Level Goal" below.



     Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.



     Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.



     Letter of Intent -- Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25) and expenses applicable to the Fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.


DEFERRED SALES CHARGE PROVISIONS

     Deferred Sales Charge Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

     Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE                          DEFERRED SALES CHARGE
------------------------------------                          ---------------------
First.......................................................          4.50%
Second......................................................          4.00
Third.......................................................          3.00
Fourth......................................................          2.00
Fifth.......................................................          1.00
Sixth and thereafter........................................          0.00

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

     In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other Funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

     To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

     The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise.

     Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

VOLUME DISCOUNTS

     The schedule of sales charges on Class A shares described in the Prospectuses applies to purchases made by any purchaser, which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a CGM Financial Consultant.

                              REDEMPTION OF SHARES

     The right of redemption may be suspended or the date of payment postponed
(a) for any period during which The New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a Fund normally utilize is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.


     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 15 days.


DISTRIBUTIONS IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

REDEMPTIONS

  A.  CGM ACCOUNTS.

     Shares held by CGM as custodian must be redeemed by submitting a written request to a Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

     Smith Barney Investment Funds Inc.
       (specify specific fund)
     Class A, B, C, or Y (please specify)
     c/o PFPC Inc.
     P.O. Box 9699
     Providence, RI 02940-9699


     A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Inc. together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve

System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to the shareholder's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

     Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Fund.)

     Redemptions. Redemption requests of up to $50,000 of any class or classes of shares of the Funds may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares
(i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Funds reserve the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

     Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Funds nor any of their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

  B. PFS INVESTMENTS ACCOUNTS


     Shareholders may redeem for cash some or all of their shares of the Funds at any time by sending a written request in proper form directly to Primerica Shareholder Services at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.


     The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

     Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

     A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

     Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

     Each Service Agent has agreed to transmit to its customers who are shareholders of the Funds appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders for its customers.

     Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered.

AUTOMATIC CASH WITHDRAWAL PLAN

     An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

     Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with a sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Service Agent. A shareholder who purchases shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by a sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                               EXCHANGE PRIVILEGE

     Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds on the basis of relative net asset value per share at the time of exchange as follows:

          A. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

          B. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable deferred sales charge of the two Funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

          C. Upon exchange, new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

     The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a CGM Financial Consultant.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

     Additional Information Regarding the Exchange Privilege. The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Funds and their shareholders. Accordingly, if the Funds' management in its sole discretion determines that an investor has engaged in excessive trading, the Funds, with or without prior notice, may temporarily or permanently terminate that investor's exchange privileges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Funds will take no other action with respect to the shares until they receive further instructions from the investor. The Funds' policy on excessive trading applies to investors who invest in the Funds directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectuses.

     During times of drastic economic or market conditions, each Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value, but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     The Funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                                  DISTRIBUTORS

     The Funds have agreements with CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, to distribute the Funds' shares on a best-efforts basis.

     For the year ended December 31, 2004, the fees which have been paid to CGM pursuant to Rule 12b-1 for the Funds are set out in the table below. Distribution expenses included compensation of financial consultants, printing costs of prospectuses and marketing materials.


PORTFOLIO                                        CLASS A      CLASS B     CLASS C      TOTAL
---------                                       ----------   ----------   --------   ----------
Government Securities Fund....................  $  913,932   $  827,337   $139,266   $1,880,535
Investment Grade Bond Fund....................  $1,062,171   $1,427,235   $389,044   $2,878,450


     For the fiscal year ended December 31, 2004, CGM and/or PFS Distributors incurred the following distribution expenses for the Funds:


                                    MARKETING &   PRINTING OF     BRANCH     FINANCIAL
PORTFOLIO                           ADVERTISING   PROSPECTUSES   EXPENSES   CONSULTANTS     TOTAL
---------                           -----------   ------------   --------   -----------   ----------
Government Securities Fund........   $ 73,580       $16,332      $529,368   $1,438,579    $2,057,859
Investment Grade Bond Fund........   $649,899       $31,003      $868,202   $2,263,286    $3,812,390


DISTRIBUTION ARRANGEMENTS


     To compensate CGM or PFS Distributors, as the case may be, for the services it provides and for the expenses it bears under the Distribution Agreements, the Company has adopted services and distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans were adopted because of their anticipated benefits to the Funds, which include increased promotion and distribution of the Fund's shares, an enhancement in each Fund's ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. Under the Plans, each Fund pays CGM, and with respect to the Class A and Class B shares of Investment Grade Bond Fund, PFS Distributors, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Funds pay CGM and, with respect to the Class B shares of Investment Grade Bond Fund, PFS Distributors, a distribution fee with respect to the Class B and Class C shares primarily intended to compensate CGM or PFS Distributors for its initial expense of paying Smith Barney Financial Consultants and PFSI Registered Representatives, respectively, a commission upon sales of those shares. Such shares' distribution fees, which are accrued daily and paid monthly, are calculated at the annual rate of 0.50% of the value of average daily net assets attributable to the Class B shares and 0.45% of the value of average daily net assets attributable to Class C shares, with respect to the Funds.


     The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or CGM/PFS Distributors at the time of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants or PFSI Registered Representatives may receive different levels of compensation for selling different Classes of shares.

     Payments under each Plan with respect to Class B and Class C shares are not tied exclusively to the distribution and shareholder services expenses actually incurred and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGM/PFS Distributors, amounts received under the Plan and proceeds of the deferred sales charge.

     With respect to Investment Grade Bond Fund, the fees are paid to PFS Distributors, which in turn pays PFSI to pay its PFSI Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFSI Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Distributors associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     PFS Distributors may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended. From time to time, PFS Distributors or its affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFSI Registered Representatives who sell shares of the Funds.



INITIAL SALES CHARGES


     Commissions on Class A Shares: For the fiscal years ended December 31, 2002, 2003 and 2004, the aggregate dollar amounts of commissions paid to CGM on Class A shares were as follows:


                                                                 CLASS A
                                        ---------------------------------------------------------
                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond................       $430,876            $258,369            $197,996
Government Securities Fund...........       $308,685            $215,777            $ 63,904



     Commissions on Class A Shares: For the fiscal years ended December 31, 2002, 2003 and 2004, the aggregate dollar amounts of commissions paid to PFS and/or PFSI on Class A shares were as follows:



                                                                 CLASS A
                                        ---------------------------------------------------------
                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond................       $976,124           $1,366,631          $1,239,004
Government Securities Fund...........       $996,315           $1,222,223          $  896,096

     Commissions on Class C shares. For the fiscal years ended December 31, 2002, 2003 and 2004, the aggregate dollar amounts of commissions paid to CGM on Class C shares were as follows:


                                                                 CLASS C
                                        ---------------------------------------------------------
                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond................       $178,000            $225,000             $5,000
Government Securities Fund...........       $110,000            $ 53,000             $2,000



     Commissions on Class 1 shares. For the fiscal years ended December 31, 2002, 2003 and 2004, the aggregate dollar amounts of commissions paid to PFS and/or PFSI on Class 1 shares were as follows:



                                                                 CLASS 1
                                        ---------------------------------------------------------
                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Government Securities Fund...........       $130,032            $110,645            $110,355


DEFERRED SALES CHARGES PAID TO CGM

  CLASS A SHARES


                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund...........        $9,000              $2,000              $3,000
Government Securities Fund...........        $1,000              $1,000              $  N/A


  CLASS B SHARES


                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund...........       $262,652            $302,521            $251,427
Government Securities Fund...........       $187,197            $182,635            $140,880



  CLASS C SHARES



                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund...........        $19,000             $14,000             $6,000
Government Securities Fund...........        $10,000             $13,000             $7,000



DEFERRED SALES CHARGES PAID TO PFS AND/OR PFSI



  CLASS B SHARES



                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund...........       $107,348            $277,479            $270,573
Government Securities Fund...........       $131,803            $295,365            $233,120



DISTRIBUTION PLAN FEES


  CLASS A SHARES


                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund...........       $817,565           $1,039,327          $1,062,171
Government Securities Fund...........       $895,337           $  994,150          $  913,932

  CLASS B SHARES


                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund...........      $1,350,185          $1,664,890          $1,427,235
Government Securities Fund...........      $  735,227          $1,032,481          $  827,337


  CLASS C SHARES


                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
NAME OF FUND                                12/31/02            12/31/03            12/31/04
------------                            -----------------   -----------------   -----------------
Investment Grade Bond Fund............      $334,142            $419,205            $389,044
Government Securities Fund............      $170,561            $203,335            $139,266


     Under its terms, each Plan continues in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plans may not be amended to increase the amount to be spent for the services provided by CGM or PFS Distributors without shareholder approval, and all amendments of the Plans also must be approved by the Directors in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFS Distributors will provide the Board of Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund normally is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the Fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the observances of the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, Futures Contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued on the basis of valuations provided by dealers in those instruments or an independent pricing service approved by the Board of Directors. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the Fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined in good faith by or under the direction of the Board of Directors. This value generally is determined as the amount that the Fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the Manager.

     Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of investments held by such Fund. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the Fund's net asset value if the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUNDS AND THEIR INVESTMENTS

     Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two, more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

     If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


     On December 31, 2004, the unused capital loss carryforwards of the Government Securities Fund were $70,301,796. For U.S. federal income tax purposes, this amount is available to be applied against future capital gains of the Fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire on December 31 of the year indicated:



2006........................................................   $ 3,192,660
2007........................................................   $48,487,598
2008........................................................   $16,358,450
2012........................................................   $ 2,263,088


     The Government Securities Fund may invest in zero coupon securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, each Fund will be required to accrue as income a portion of this original issue discount even though the Fund will receive no cash payment of interest with respect to these securities. In addition, if the Fund acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the Fund may elect to include in income each year a portion of this market discount. Therefore, a Fund may be required in some years to distribute an amount greater than the total cash income the Fund actually receives. In order to make the required distribution in such a year, a Fund may be required to borrow cash or to liquidate securities.

     A Fund's transactions in foreign currencies, forward contracts, options and Futures Contracts (including options and Futures Contracts on foreign currencies), will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, Futures Contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company.

     A Fund's investment in so-called "section 1256 contracts," such as regulated Futures Contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's taxable income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Funds will not be eligible to elect to treat any foreign taxes they pay as paid by their respective shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from its investments.

     Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

     If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

     Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

     Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

TAXATION OF U.S. SHAREHOLDERS

     Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

     Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

     Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

     We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares of a Fund just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund and disposes of those shares within 90 days, and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount may be credited against a shareholder's U.S. federal income tax liability.

     Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXATION

     Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder of $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirements to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. SHAREHOLDERS

     Dividends paid by each Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

     In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Funds.

     Recently enacted legislation would generally exempt from United States federal withholding tax properly designated dividends that (i) are paid in respect of each Fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

     Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

     However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

     The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds and their shareholders, current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                        SMITH BARNEY RETIREMENT PROGRAMS

     The Funds offer Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

     There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

     The class of shares you may purchase depends on the amount of your initial investment:

          Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

          Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

     If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney mutual funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Funds. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

     Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

     For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

                             ADDITIONAL INFORMATION


     The Company was organized as a Maryland corporation under the name Hutton Investment Series, Inc. pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Fund Inc., and Smith Barney Investment Funds Inc., respectively. The Company has 11 portfolios (each, a "Fund"). Each Fund offers shares of common stock currently classified into as many as five Classes, A, B, C, Y and 1, with a par value of $.001 per share. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.


     State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Company on behalf of the Funds. Under its custody agreement with the Company on behalf of the Funds, State Street holds each Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives transaction charges. State Street is authorized to establish separate accounts for foreign securities owned by the Company to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the Company are held under bank custodianship in compliance with the 1940 Act.

     Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, NY 10004, serves as the Transfer Agent and shareholder services agent of each Fund.

     PFPC Inc., whose address is P.O. Box 9699, Providence, RI 02940-9699, serves as each Fund's sub-transfer agent to render certain shareholder record keeping and accounting services.

     Each Fund has engaged the services of Primerica Shareholder Services as the sub-transfer agent for PFS Accounts ("sub-transfer agent"). The sub-transfer agent is located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001.


     Wilkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Funds.



     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Directors.



     KPMG LLP, 757 Third Avenue, New York, New York 10017 serves as each Fund's independent registered public accounting firm to audit and report on each Fund's financial statements and financial highlights for the fiscal year ending December 31, 2005.

                              FINANCIAL STATEMENTS


     The Annual Report for each Fund for the fiscal year ended December 31, 2004, are incorporated herein by reference in their entirety Smith Barney Government Securities Fund, filed on March 11, 2005; accession number 0001193125-05-047918 and Smith Barney Investment Grade Bond, filed on March 9, 2005; accession number 0001133228-05-000119.


                               OTHER INFORMATION

     Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced Managers.

     That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

CLASSIC SERIES -- PORTFOLIO MANAGER DRIVEN FUNDS

     The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

RESEARCH SERIES -- DRIVEN BY EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS

     Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

STYLE PURE SERIES -- A SOLUTION TO FUNDS THAT STRAY

     The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                                                      APPENDIX A

                             BOND AND NOTE RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     AAA

     Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA

     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

     A

     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     BAA

     Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA

     Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B

     Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA

     Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     CA

     Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     C

     Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S")


     AAA

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A

     Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B AND CCC

     Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C

     The rating C is reserved for income bonds on which no interest is being paid.

     D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Standard & Poor's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                            COMMERCIAL PAPER RATINGS

MOODY'S

     Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                      APPENDIX B


                      PROXY VOTING POLICIES AND PROCEDURES



     The Board of Directors of the Company has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.


     In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, the Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

     In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

     CAM maintains a Proxy Voting Committee, of which personnel of the Manager are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                   PART C --
                               OTHER INFORMATION

ITEM 23. EXHIBITS

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the SEC on October 2, 1981 (File Nos. 2-74288 and 811-03275).

(a)(1) Articles of Restatement dated September 17, 1993 to Registrant's Articles of Incorporation dated September 28, 1981, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendment dated October 14, 1994, Articles Supplementary, Articles of Amendments and Certificates of Correction dated November 7, 1994, are incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on November 7, 1994. Articles of Amendment No. 46 filed October 23, 1997 are incorporated by reference to Post-Effective Amendment dated October 23, 1997 ("Post-Effective Amendment No. 46"). Articles of Amendment dated February 27, 1998 are incorporated by reference to Post-Effective Amendment No. 48 dated April 29, 1998. Articles of Amendment dated June 1, 1998 are incorporated by reference to Post-Effective Amendment No. 49 filed on July 16, 1998 ("Post-Effective Amendment No. 49"). Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 94 filed on April 29, 2004 ("Post-Effective Amendment No. 94"). Articles Supplementary dated July 15, 2004 are incorporated by reference to Post-Effective Amendment No. 96 filed on July 16, 2004 ("Post-Effective Amendment No. 96"). Articles Supplementary dated August 23, 2004 are incorporated by reference to Post-Effective Amendment No.
97 filed on August 24, 2004. Articles Supplementary dated January 27, 2005 are incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

(b)(1) Registrant's By-Laws, as amended on September 30, 1992 are incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on April 30, 1993.

(b)(2) Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 90 to the Registrant's Registration Statement filed on April 30, 2003.


(c) Registrant's form of stock certificate for Smith Barney Hansberger Global Value Fund ("Global Value Fund") and Smith Barney Hansberger Global Value Small Cap Fund ("Small Cap Fund") is incorporated by reference to Post Effective Amendment 46.

(d)(1) Investment Advisory Agreement dated July 30, 1993, between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund and Smith Barney Special Equities Fund and Greenwich Street Advisors is incorporated by reference to the Registration Statement filed on Form N-14 on September 2, 1993, File No. 33-50153.

(d)(2) Investment Advisory Agreement on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995. ("Post Effective Amendment No. 40").

(d)(3) Investment Management Agreement on behalf of Global Value Fund and
Global Small Cap Fund between Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(4) Sub-Advisory Agreement on behalf of Global Value Fund and Global Small Cap Fund between MMC and Hansberger Global Investors Inc. is incorporated by reference to Post-Effective Amendment No. 46.

(d)(5) Investment Management Agreements on behalf of Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund between Registrant and Mutual Management Corp. is incorporated by reference to Post-Effective Amendment No. 49.

(d)(6) Investment Management Agreements on behalf of Smith Barney Premier Selections Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund are incorporated by reference to Post-Effective Amendment No. 94.

(d)(7) Investment Management Agreement between the Registrant on behalf of Smith Barney Multiple Discipline Funds -- Balanced All Cap Growth and Value Fund and Smith Barney Fund Management LLC ("SBFM") is incorporated by reference to Post-Effective Amendment No. 96.

(d)(8) Amendment to the Sub-Advisory Agreement between the Registrant on behalf of Global Value Fund, SBFM and Hansberger Global Investors, dated April 23, 2003, incorporated by reference to Post-Effective Amendment No. 98 filed on August 27, 2004.

(d)(9) Form of Investment Management Agreement between the Registrant on behalf of Smith Barney Real Return Strategy Fund and SBFM incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(d)(10) Form of Sub-Advisory Agreement between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Citigroup Asset Management Limited incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(d)(11) Form of Sub-Advisory Agreement between the Registrant, on behalf of Smith Barney Real Return Strategy Fund, SBFM and Travelers Investment Management Company incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(d)(12) Investment Management Agreement between the Registrant, on behalf of Smith Barney Multiple Discipline Funds -- All Cap and International Fund, and SBFM incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

(d)(13) Sub-Advisory Agreement between SBFM and Causeway Capital Management LLC with respect to Smith Barney Multiple Discipline Funds -- All Cap and International Fund incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

(e)(1) Distribution Agreement dated July 30, 1993, between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to the registration statement filed on Form N-14 on September 2, 1993. File 33-50153.

(e)(2) Form of Distribution Agreement between the Registrant and PFS Distributors on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40 filed on June 27, 1995.

(e)(3) Form of Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 49.

(e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 56 filed on February 26, 1999.

(e)(5) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 77 filed on December 5, 2000 ("Post-Effective Amendment No. 77").

(e)(6) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 81 filed on April 26, 2001 ("Post-Effective Amendment No. 81.").

(f) Not Applicable.

(g)(1) Custodian Agreement with PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 44 filed on April 29, 1997.

(g)(2) Custodian Agreement with Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 46.

(g)(3) Custodian Agreement with State Street and Trust Company is incorporated by reference to Post-Effective Amendment No. 86.

(h)(1) Transfer Agency and Registrar Agreement dated August 5, 1993 with First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 31 as filed on December 22, 1993 ("Post-Effective Amendment No. 31").

(h)(2) Sub-Transfer Agency Agreement between the Registrant and PFS Shareholders Services on behalf of Smith Barney Investment Funds Inc. is incorporated by reference to Post-Effective Amendment No. 40.

(h)(3) Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 77.

(h)(4) Form of Sub-Transfer Agency Agreement dated October 1, 1999 between City Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 77.

TABLE OF CONTENTS

(h)(5) Form Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 81.

(i)(1) Opinion of Willkie Farr & Gallagher LLP is incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

(i)(2) Opinion of Venable LLP is incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

(j)(1) Consent of independent registered public accounting firm is filed herewith.

(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 89 filed on January 28, 2003.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Amended Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Special Equities Fund and Smith Barney European Fund and Smith Barney, Inc. ("Smith Barney") are incorporated by reference to Post-Effective Amendment No. 37 filed on November 3, 1994 (Post-Effective Amendment No. 37").

(m)(2) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Growth Opportunity Fund and Smith Barney Managed Growth Fund is incorporated by reference to Post-Effective Amendment No. 40.

(m)(3) Form of Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of the Global Value Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 46.

(m)(4) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 49.

(m)(5) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 77.

(m)(6) Amended and Restated Shareholder Services and Distribution Plan pursuant to 12b-1 between the Registrant and Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 94.

(m)(7) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of its series Smith Barney Multiple Discipline Funds--Balanced All Cap Growth and Value Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 96.

(m)(8) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant on behalf of its series Smith Barney Multiple Discipline Funds-- Balanced All Cap Growth and Value Fund and PFS Distributors Inc. incorporated by reference to Post-Effective Amendment No. 96.

(m)(9) Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant on behalf of its series Smith Barney Real Return Strategy Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 101 filed on November 26, 2004.

(m)(10) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of its series Smith Barney Multiple Discipline Funds--All Cap and International Fund and Citigroup Global Markets Inc. incorporated by reference to Post-Effective Amendment No. 106 filed on March 30, 2005.

(n) Not Applicable.

(o) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement.

(p)(1) Amended Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, dated April 1, 2005, is filed herewith.

(p)(2) Revised Code of Ethics is incorporated by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement.

(p)(3) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 2-74288) as filed with the Securities and Exchange Commission on January 28, 2003 ("Post-Effective Amendment No. 89").

(p)(4) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective No. 89.

(p)(5) Code of Ethics of Citigroup Asset Management Limited is incorporated by reference to Post-Effective Amendment No. 99 filed on November 5, 2004.

(p)(6) Code of Ethics of Causeway Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 104 filed on February 24, 2005.

ITEM 24.

None.

ITEM 25. INDEMNIFICATION

     The response to this item is incorporated by reference to Pre-Effective Amendment No. 1 to the registration statement filed on Form N-14 on October 8, 1993 (File No. 33-50153).

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser - Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("Smith Barney Fund Management"). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is an indirect wholly-owned subsidiary of Citigroup Inc.

Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc.,Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

(1) Smith Barney Investment Funds Inc.
    125 Broad Street
    New York, New York 10004

(2) Smith Barney Fund Management LLC
    399 Park Avenue
    New York, New York 10022

(3) State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

(4) Citicorp Trust Bank, fsb
    125 Broad Street
    New York, New York 10004

(5) PFPC Inc.
    P.O. Box 9699
    Providence, Rhode Island 02940-9699

(6) PFS Distributors Inc.
    3120 Breckinridge Blvd.
    Duluth, Georgia 30099-0001

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of April 2005.


                                              SMITH BARNEY INVESTMENT FUNDS INC.

                                              By: /s/ R. Jay Gerken*
                                                   ----------------------------
                                                   R. Jay. Gerken
                                                   Chairman of the Board
                                                   (Chief Executive Officer)

     WITNESS our hands on the date set forth below.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                          TITLE                                              DATE
---------                          -----                                              ----
/s/ R. Jay Gerken                  Chairman of the Board (Chief Executive Officer)     April 28, 2005
------------------------
R. Jay Gerken

/s/ Kaprel Oszolak                 Treasurer (Chief Financial Officer)                 April 28, 2005
------------------------
Kaprel Oszolak

/s/ Paul R. Ades *                 Director                                            April 28, 2005
------------------------
Paul R. Ades

/s/ Dwight B. Crane                Director                                            April 28, 2005
------------------------
Dwight B. Crane

/s/ Frank Hubbard *                Director                                            April 28, 2005
------------------------
Frank Hubbard

/s/ Jerome Miller *                Director                                            April 28, 2005
-----------------------
Jerome Miller

/s/ Ken Miller *                   Director                                            April 28, 2005
------------------------
Ken Miller

* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 20, 2002.

/s/ R. Jay Gerken
-----------------------
R. Jay Gerken

                               INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION OF EXHIBIT
-----------                    ----------------------
(j)(1)                         Consent of independent registered public accounting firm.

(p)(1)                         Amended Code of Ethics of Citigroup Asset
                               Management - North America and Certain Registered
                               Investment Companies, Dated April 1, 2005
